                           SCHEDULE 14C INFORMATION

                Information Statement Pursuant to Section 14(c)
                    of the Securities Exchange Act of 1934
                          File No. _________________


Check the appropriate box:
[_]  Preliminary Information Statement
[_] Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
[X]  Definitive Information Statement


                                IFX CORPORATION
                -----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
     (1) Title of each class of securities to which transaction applies:
         N/A
         -----------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction  applies:
         N/A
         -----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
         N/A
         -----------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:
         N/A
         -----------------------------------------------------------------------

     (5) Total fee paid:
         N/A
         -----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount previously paid:
               N/A
               -----------------------------------------------------------------

          (2)  Form, Schedule or Registration Statement No.:
               N/A
               -----------------------------------------------------------------

          (3)  (3) Filing Party:
               -----------------------------------------------------------------

          (4)  Date Filed:
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Notes:

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                                IFX Corporation
                             Information Statement
                                March 30, 2001


                   WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                     ARE REQUESTED NOT TO SEND US A PROXY


                           ________________________

Introduction

     This Information Statement is furnished by IFX Corporation ( "IFX" or the "Company") in connection with the prior action taken by the holders of a majority of the voting shares of the Company, consisting of the Company's common stock, par value $0.02 per share (the "Common Stock") and the Company's Series A Convertible Preferred Stock ("Series A Preferred Stock"), voting together as a single class. This information statement is furnished in compliance with Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     This Information Statement is for your information only. The Board of Directors is not soliciting any proxies or consents from any stockholders in connection with the described proposals. The proposals described herein have already been approved by the written consent of the holders of a majority of the voting shares. The actions described in the proposals will take effect, with no further action on the part of any stockholders, no earlier than the date 20 days from the date on which this Information Statement is mailed (the "Notice Effective Date"). This Information Statement is being mailed on or about March 30, 2001, to all holders of Common Stock who did not consent to any of the proposals. All holders of Series A Preferred Stock have consented to the proposals.

     The principal executive offices of the Company are located at 707 Skokie Boulevard, Northbrook, Illinois, 60062, and its telephone number is (847) 412-9411.

Background

     In order to meet its working capital needs, on March 13, 2001, the Company entered into an agreement (the "Stock Purchase Agreement") with UBS Capital Americas III, L.P. and UBS Capital LLC (collectively, "UBS") for the purchase by UBS of 4,418,262 shares of the Company's Series B Convertible Preferred Stock (the "Series B Preferred Stock") at a price of $3.50 per share (the "Investment") for an aggregate purchase price of $15,463,917.

     The Company and UBS agreed in the Stock Purchase Agreement that as a condition to the closing of the sale of Series B Preferred Stock to UBS (the "Closing"), the Company would: (a) amend its Certificate of Designation for the Series A Preferred Stock to reflect the issuance of the Series B Preferred Stock and certain other changes, (b) amend its 1998 Stock Option Plan and (c) adopt the 2001 Stock Option Plan. In addition, at the same time as the Closing, UBS will invest $1.83 million in Tutopia.com, Inc. ("Tutopia") , a former subsidiary of the Company, and IFX will invest $3.17 million in Tutopia. A Second Amended and Restated Stockholders Agreement (the "Stockholder Agreement"), by and among UBS, International Technology Investments, LC ("ITI"), Joel Eidelstein ("Eidelstein") , Michael Shalom ("Shalom") and the Casty Grantor Subtrust ("Casty") and an Amended and Restated Registration Rights Agreement among the Company, UBS, ITI, Eidelstein and Casty will also be entered into at the Closing.

     The issuance of the shares of Series B Convertible Preferred Stock to UBS, the amendment of the 1998 Stock Option Plan and the adoption of the 2001 Stock Option Plan require approval of the Company's stockholders according to the stockholder approval requirements of Nasdaq. The amendment to the Series A Preferred Stock Certificate of Designation requires the approval of the Company's stockholders under the Delaware General Corporation Law.

                             SUMMARY OF PROPOSALS

     On March 13, 2001, the holders of a majority of the Company's stock entitled to cast votes for such matters consented, in writing, to the following proposals made by the Company's Board of Directors (the "Board of Directors"):

     -  Stock Issuance Proposal. The first proposal (which is referred to in
        -----------------------
        this Information Statement as the "Stock Issuance Proposal") is to authorize the issuance of 4,418,262 shares of Series B Preferred Stock pursuant to the Stock Purchase Agreement.

     -  Certificate of Designation Amendment Proposal. The second proposal is to
        ---------------------------------------------
        amend the Certificate of Designation for the Series A Preferred Stock to reflect the issuance of the Series B Preferred Stock and to make certain other changes.

     -  Amended and Restated 1998 Stock Option Plan Proposal. The third proposal
        ----------------------------------------------------
        is to approve the Amended and Restated 1998 Stock Option Plan. The Amended and Restated 1998 Stock Option Plan, among other things, increases the number of shares of Common Stock authorized for issuance under the 1998 Stock Option Plan from 3,900,000 to 4,631,790 shares.

     -  2001 Stock Option Plan Proposal. The fourth proposal is the approval of
        -------------------------------
        the 2001 Stock Option Plan. This plan authorizes the issuance of up to 1,290,113 shares of Common Stock on the exercise of options.

     This Information Statement is being provided to you because you are a holder of the Common Stock and you did not provide your written consent to the Stock Issuance Proposal, the Certificate of Designation Amendment Proposal, the Amended and Restated 1998 Stock Option Plan Proposal or the 2001 Stock Option Plan Proposal (collectively, the "Proposals"). Even though you did not provide your consent, the holders of a majority of the Series A Preferred Stock and Common Stock voting as a single class did provide their consent (the "Consent") which allows the Company to take the actions described in the Proposals as of the Notice Effective Date. The majority of the holders of the Series A Preferred Stock voting separately as a class has also approved the Proposals as required by the Company's Certificate of Incorporation.

     A more detailed description of each of these Proposals can be found below.

                          THE STOCK ISSUANCE PROPOSAL

Background

     Pursuant to the Company's Certificate of Incorporation, there are 10,000,000 shares of Preferred Stock which are authorized for issuance. Of those 10,000,000 shares of Preferred Stock, 2,030,869 shares have been designated as Series A Preferred Stock and were issued to UBS in 2000.

     On March 13, 2001, the holders of the Series A Preferred Stock approved (as required by the Certificate of Incorporation), the Board of Director's designation of 4,418,262 of the undesignated preferred shares as shares of Series B Preferred Stock.

     The Company's listing agreement with Nasdaq requires stockholder approval of the issuance of common stock for cash (other than in a public offering of common stock) or stock convertible into common stock, if the common stock has, or will have upon issuance, voting power equal to or in excess of 20% of the voting power outstanding before the issuance of such stock or convertible securities.

     The Series A Preferred Stock currently is, and the Series B Preferred Stock upon its designation will be, convertible, at the discretion of the holder thereof, into shares of Common Stock. Each share of Series B Preferred Stock upon its designation will be convertible into one share of Common Stock. Each share of Series A Preferred Stock is currently convertible into one share of Common Stock. However, following the issuance of the Series B Preferred Stock, each share of Series A Preferred Stock will be convertible into approximately
3.52 shares of Common Stock. There are currently 13,978,645 shares of Common Stock which have been issued and are outstanding. Following issuance of all of the Series B Preferred Stock and assuming the immediate conversion of all of the Series A Preferred Stock and Series B Preferred Stock into Common Stock, the total number of shares of Common Stock would increase to approximately 25,539,853 shares. UBS would hold 13,061,208, or approximately 51.14%, of these shares.

Terms Of The Series B Preferred Stock

     The following is a summary of the material terms of the Series B Preferred
Stock:

     - Rank. For dividends or distribution of assets upon liquidation, dissolution or winding up of the Company, the Series B Preferred Stock ranks pari passu with the Series A Preferred Stock, and both classes of Preferred Stock rank senior to the Common Stock.

     - Liquidation. In the event of any liquidation, dissolution or winding up (including a merger or acquisition of the Company), the holders of the Series B Preferred

          Stock will receive a liquidation preference of: $3.50 per share (the current Stated Value of each share of the Series B Preferred Stock) plus all accrued but unpaid dividends (if any); plus $0.35 per share per year from the date of issuance of the shares to the liquidation date.

     - Voting Rights. Each share of Series B Convertible Preferred Stock will be entitled to one vote for each share of Common Stock into which the Series B Preferred Stock is convertible. The holders of the Series B Preferred Stock are entitled to vote with the holders of the Common Stock and the holders of the Series A Preferred Stock, as a single class, on all matters presented to the holders of the Common Stock. Additionally, the holders of the Series B Preferred Stock will be entitled to select one director as a class.

     - Restrictions. Without the consent of a majority of the holders of the Series B Preferred Stock, the Company may not take any of the following actions:

          - amend, repeal, modify or supplement any provision of the Company's Certificate of Incorporation or Bylaws ;

          - issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor (with certain permitted exceptions);

          -    pay any dividends on or repurchase, redeem or retire the Common
               Stock;

          - reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Series A Convertible Preferred Stock;

          - authorize a liquidation, winding up or dissolution of the Company or any acquisition of the Company;

          -    approve the annual budget of the Company;

          - enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate;

          - dismiss or hire or modify or enter into any employment agreement, or other compensation arrangements with any senior officer of the Company;

          - permit the creation or existence of any lien on any of the Company's assets with an aggregate value in excess of $15 million;

          - make any capital expenditure in any fiscal year in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

          - acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

          - incur indebtedness in excess of $15 million in the aggregate, except as prescribed in the approved annual budget; or

          - dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

     - Conversion. Each share of Series B Preferred Stock is initially convertible into one share of Common Stock.

     - Adjustments. The conversion rights of the Series B Preferred Stock are subject to adjustment in the case of certain events to prevent any dilution in the holdings of the holders of the Series B Preferred (including, but not limited to, certain issuances of Company equity securities at less than $3.50 per share).

     - Preemptive Right. Each holder of the Series B Preferred Stock has the right to purchase its pro rata share of certain new securities issued by the Company.

     Although this Information Statement contains a summary of the terms of the Series B Preferred Stock, this summary is not intended to be complete and reference should be made to Exhibit A to this Information Statement for the complete text of the Series B Preferred Stock Certificate of Designation.

Vote Required

     The Stock Issuance Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series A Preferred Stock. The Stock Issuance Proposal also requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class. The Company has received all of the necessary approvals as a result of receipt of the Consent.

                 CERTIFICATE OF DESIGNATION AMENDMENT PROPOSAL

Background

     Certain provisions of the Certificate of Designation for the Series A Preferred Stock will be amended as a result of the Investment. To reflect these amendments, the Certificate of Designation for the Series A Preferred Stock will be amended and restated.

Changes to Reflect Issuance of Series B Preferred Stock

     The terms of the Series A Preferred Stock both before and after the amendments provide for adjustments to the conversion ratio in the event other equity securities of the Company are issued at a price below the Stated Value of the Series A Preferred Stock. The

Stated Value of the Series A Preferred Stock is $12.31. As a result of the issuance of the Series B Preferred Stock at $3.50 per share, the conversion ratio for the Series A Preferred Stock is now approximately 3.52 shares of Common Stock for each share of Series A Preferred Stock.

Change in Voting Rights

     The Series A Preferred Stock currently does not have the right to vote with the holders of the Common Stock for the election of directors to the Board of Directors of the Company. Holders of the Series A Preferred Stock, voting separately as a class, currently have the right to appoint one director. Under the amendment, the holders of the Series A Preferred Stock, voting separately, will have the right to appoint two directors as a class and the right to vote (based on the number of shares of the Common Stock the Series A Preferred Stock is convertible into) for all matters (including the election of directors) subject to the vote of the holders of the Common Stock.

Terms of the Series A Preferred Stock

     The following is a summary of the material terms of the Series A Preferred Stock as amended by the Proposal:

     - Rank. For dividends or distribution of assets upon liquidation, dissolution or winding up of the Company, the Series A Preferred Stock ranks equally to the Series B Preferred Stock, and both classes of Preferred Stock rank senior to the Common Stock.

     - Liquidation. In the event of any liquidation, dissolution or winding up, or merger, of the Company, the holders of the Series A Preferred Stock will receive a liquidation preference of: $12.31 per share (the current Stated Value of each share of the Series B Preferred Stock) plus all accrued but unpaid dividends (if any) plus $1.23 per share per year from the date of issuance of the shares to the liquidation date.

     - Voting Rights. Each share of Series A Preferred Stock will be entitled to one vote for each share of Common Stock into which the Series A Preferred Stock is convertible. The holders of the Series A Preferred Stock are entitled to vote with the holders of the Common Stock and the holders of the Series B Preferred Stock, as a single class, on all matters presented to the holders of the Common Stock, except that the holders of the Series A Convertible Stock will also be entitled to select two directors as a class.

     - Restrictions. Without the consent of the holders of the majority of the Series A Preferred Stock, the Company may not take any of the following actions:

          - amend, repeal, modify or supplement any provision of the Company's Certificate of Incorporation or Bylaws;

          - issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor (with certain permitted exceptions);

          -    pay any dividends on or repurchase, redeem or retire the Common
               Stock;

          - reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Series A Convertible Preferred Stock;

          - authorize a liquidation, winding up or dissolution of the Company or any acquisition of the Company;

          -    approve the annual budget of the Company;

          - enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate;

          - dismiss or hire or modify or enter into any employment agreement, or other compensation arrangements with any senior officer of the Company;

          - permit the creation or existence of any lien on any of the Company's assets with an aggregate value in excess of $15 million;

          - make any capital expenditure in any fiscal year in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

          - acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

          - incur indebtedness in excess of $15 million in the aggregate, except as prescribed in the approved annual budget;

          - dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

     - Conversion. Each share of Series A Preferred Stock will be convertible into approximately 3.52 shares of Common Stock.

     - Adjustments. The conversion rights of the Series B Preferred Stock are subject to adjustment in the case of certain events to prevent any dilution in the holdings of the holders of the Series B Preferred Stock (including, but not limited to, certain issuances of Company equity securities at less than $3.50 per share.)

     - Preemptive Right. Each holder of the Series B Preferred Stock has the right of first refusal to purchase its pro rata share of certain new securities issued by the Company.

     Although this Information Statement contains a summary of the terms of the Series A Preferred Stock, this summary is not intended to be complete and reference should be made to Exhibit B to this Information Statement for the complete text of the Amended and Restated Series A Preferred Stock Certificate of Designation.

Vote Required

     The Certificate of Designation Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of a majority of the Series A Preferred Stock, voting as a single class, and also all outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class. The Company has received all of the necessary approvals as a result of the receipt of the Consent.

Effect On Ownership Percentage of Company.

     Prior to the Investment, UBS holds (i) 2,030,809 shares (or 100% of the issued and outstanding shares) of Series A Preferred Stock, and (ii) 1,500,000 shares of Common Stock. After the Closing, UBS would own (x) 2,030,809 shares of Series A Preferred Stock convertible into approximately 7,142,857 shares of Common Stock, (y) 4,418,262 shares of Series B Preferred Stock convertible into 4,418,262 shares of Common Stock, and (z) 1,500,000 shares of Common Stock.


Effect On General Voting Power.

     In all matters requiring stockholder approval, in addition to any required class vote of the Series A Preferred Stock or the Series B Preferred Stock, the holders of all shares of the Company's issued and outstanding classes of stock vote together as a single class. Prior to the Closing, UBS controlled 3,530,809 votes (or 25.01%) in general matters other than the election of the Board of Directors. After the Closing, UBS will control approximately 13,061,119 votes (or 51.14%) in general matters and will be entitled to vote for the election of the Board of Directors.

Effect On Vote For Election Of Directors.

     The holders of Common Stock, Series A Preferred Stock and Series B Preferred Stock are entitled to vote in the election of directors of the Company. The Board consists of 7 members. Holders of the Series A Preferred Stock are entitled to elect two directors as a class. The holders of Series B Preferred Stock are entitled to elect one director as a class. Pursuant to the Stockholder Agreement, each of ITI and Casty is entitled to designate one director, ITI and Casty, jointly, are entitled to designate one director, and UBS, ITI and Casty jointly are entitled to designate one director. The current director designated by ITI is Michael Shalom. The current director designated by Casty is Joel Eidelstein. The director to be jointly designated by Casty and ITI is George Myers. The director to be jointly designated by UBS, ITI and Casty has not yet been selected. Burton Myers has agreed to resign from the Board of Directors once this director is designated. UBS currently has two designated directors, Mark Lama and Charles Moore who will continue as designated directors after the Closing. Zalman Lekach has agreed to resign from the Board of Directors in order to

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allow UBS to designate its third director. UBS has designated Charles Delaney as the third director to serve after the Closing. The composition of the Board as described in this paragraph is subject to final approval by Nasdaq and could be revised at Nasdaq's request.

     Mr. Delaney is the President and Chief Executive Officer of UBS Capital Americas which manages $1.5 billion in private equity commitments dedicated to investments in North and South America, including investments in the telecommunications, software, and Internet sectors. In 1992, Mr. Delaney founded UBS AG's private equity businesses in North America and Latin America. In 1999 Mr. Delaney and the partners of UBS Capital Americas raised two direct investment funds totaling $1.5 billion which are managed by the partners of UBS Capital Americas. Upon raising these UBS sponsored funds, Mr. Delaney became the Chief Executive Officer of UBS Capital Americas (and the various related funds management companies). From 1989 to 1992, Mr. Delaney was in charge of the Leveraged Finance Group of UBS AG in North America, which financed private equity transactions. Prior to joining UBS, he worked for the Hong Kong and Shanghai Banking Group in New York, London and Greece. Mr. Delaney is a graduate of Lehigh University. Mr. Delaney is also a director of AMS Holdings Corp., Aurora Foods Inc. and Edison Schools Inc.


                            PROPOSAL TO AMEND THE
                          IFX CORPORATION AMENDED AND
                        RESTATED 1998 STOCK OPTION PLAN

Introduction

     In connection with the Investment, the Company has adopted an amendment to the 1998 Stock Option Plan, subject to stockholder approval, to increase the amount of shares that may be awarded under the 1998 Stock Option Plan and make certain other changes in the 1998 Stock Option Plan. As of March 13, 2001, awards covering 2,446,667 shares of Common Stock had been granted and were outstanding under the 1998 Stock Option Plan.

     The 1998 Stock Option Plan was adopted by the Board of Directors on November 10, 1998, and approved by the Company's stockholders on February 3, 1999. The 1998 Stock Option Plan was amended by the stockholders on November 9, 1999, to increase the number of shares reserved for issuance from 900,000 to 1,800,000 and on January 8, 2001, to increase the number to 3,900,000. The shares reserved for issuance under the 1998 Stock Option Plan may be issued in the form of incentive stock options ("ISOs"), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), stock options that are not intended to qualify under Section 422 of the Code ("NSOs") and shares of restricted Common Stock ("Restricted Stock"). The 1998 Stock Option Plan also authorizes the award of phantom stock and stock appreciation rights ("SARs"). The purposes of the 1998 Stock Option Plan are to (a) attract and retain high quality directors, officers, employees and consultants of the Company or any of its subsidiaries, (b) motivate such persons to promote the long-term success of the business of the Company and its subsidiaries, and (c) reward individual achievement and enable directors, officers, employees and consultants of the Company and its subsidiaries to participate in the long-term growth and financial success of the Company.

     The amendment to the 1998 Stock Option Plan increases the number of shares authorized for issuance under the 1998 Stock Option Plan from 3,900,000 to 4,631,790. The amendment also provides that all awards granted after the Closing will vest immediately in the event of a Change-in-Control of the Company (as defined in the amended and restated 1998 Stock Option Plan).

     The following is a summary description of the material features of the 1998 Stock Option Plan, as amended by this Proposal. This summary is not intended to be complete and reference should be made to Exhibit C to this Information Statement for the complete text of the Amended and Restated 1998 Stock Option Plan.

     Administration. The 1998 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. To the extent necessary for the grant of awards under the Option Plan to qualify for favorable tax or securities treatment, each member of the Compensation Committee will either qualify as an outside or non-employee director as defined by Section 162(m) of the Code and/or the Securities Exchange Act of 1934 or the full Board of Directors will approve such awards. Subject to the express provisions of the 1998 Stock Option Plan, the Compensation Committee has sole discretion to select which individuals are eligible to participate in the 1998 Stock Option Plan, who will receive awards under the 1998 Stock Option Plan, and the pricing and vesting schedule of awards. The Compensation Committee also has authority to interpret the 1998 Stock Option Plan and to establish rules and regulations relating to the 1998 Stock Option Plan.

     Eligibility. Awards under the 1998 Stock Option Plan may be granted to officers, employees, non-employee directors, independent contractors or consultants of the Company or any subsidiary, and to persons to whom an offer of employment has been extended.

     Shares Available. The 1998 Stock Option Plan Proposal increases the number of shares that may be granted under the 1998 Stock Option Plan. There is no minimum number of shares that may be granted to any participant; no awards to any participant in any calendar year may exceed 300,000 shares of Common Stock. Common Stock issued under the 1998 Stock Option Plan may be authorized but unissued shares of Common Stock, or shares that have been reacquired by the Company and held in treasury. Upon the expiration or termination of options or other awards granted under the 1998 Stock Option Plan, the shares of Common Stock that were subject to such awards will be available to cover awards subsequently granted under the 1998 Stock Option Plan.

     Exercise Price of Options. Subject to the provisions of the 1998 Stock Option Plan, the exercise price for each option under the 1998 Stock Option Plan is determined by the Compensation Committee at the time the option is granted and will be specified in an option or other applicable agreement. The exercise price of an ISO may not be less than the fair market value of the Common Stock on the date the ISO is granted; there are no restrictions on the exercise price of an NSO. "Fair market value" is determined by the Compensation Committee, in good faith, taking into account the price of the Common Stock as reported on the Nasdaq

SmallCap Market. The exercise price of Options granted under the 1998 Stock Option Plan is payable in cash, or in such other form of consideration as the Compensation Committee or the Board of Directors may approve.

     Exercise of Awards. Unless otherwise determined by the Compensation Committee or the Board of Directors, awards under the 1998 Stock Option Plan are exercisable for ten years after the date of grant, and vest, in specified increments, over the four years following the date of grant. Unvested options terminate (a) if the participant's employment with the Company is terminated for cause, (b) 30 days after the participant's termination of employment with the Company for any other reason, other than death or permanent disability, or (c) six months following the participant's death or permanent disability. Options, SARs and phantom stock are not transferable except by will or inheritance law, or pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code.

     - Income Tax Consequences. Following is a brief summary of the principal federal income tax consequences of awards under the 1998 Stock Option Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

          Incentive Stock Options. A Plan participant is not subject to federal income tax at the time of grant or exercise of an ISO. However, the excess of the fair market value of the shares at the time of exercise over the exercise price constitutes an adjustment to the option holder's income in computing alternative minimum taxable income for the year of exercise. If an option holder does not dispose of such shares of Common Stock within two years after the ISO was granted or one year after it was exercised (a "disqualifying disposition"), any amount realized in excess of the exercise price will be treated as long-term capital gain or loss, and the Company will not be entitled to a tax deduction.

          If an option holder makes a "disqualifying disposition," he or she will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the exercise date over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition over the exercise price. In such event, the Company will be entitled to a deduction in an amount equal to the ordinary income realized by the option holder. If the amount realized exceeds the fair market value of the shares on the date of exercise, any additional amount will be capital gain; if less, the option holder will recognize a capital loss.

          Non-Qualified Stock Options. No income is realized by an option holder upon the grant of an NSO. Upon exercise, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will constitute ordinary income to an option holder and the Company will be entitled to a corresponding deduction. Any gains or losses realized upon subsequent sale of the Common Stock will be treated as capital gains or losses, with the basis of such shares equal to their fair market value on the exercise date.

          Restricted Stock. Generally, no income is realized when a participant is granted restricted stock until the restrictions imposed lapse and the stock becomes transferable, at which time the participant will recognize the then fair market value of the non-restricted shares as ordinary income. However, a plan participant may make an election under Section 83(b) of the Code to have the market value of the shares to be taxed as compensation income on the date of grant. In this case, any future appreciation (or depreciation) in the value of the stock subject to the grant will be taxed as capital gain (or loss) at the time the stock is sold.

          Section 162(m). Section 162(m) of the Code limits the deductibility (under certain circumstances) of compensation that exceeds $1,000,000 annually that the Company pays its chief executive officer and other four most highly compensated officers as determined at the end of each taxable year. Section 162(m) and its regulations provide certain exclusions from the amounts included in the $1,000,000 limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. It should be noted that while the Company's intent is to prevent Section 162(m) of the Code from limiting the Company's deductibility with respect to NSOs, no advance determination will be obtained from the Internal Revenue Service in this regard.

          Change in Control. Except as otherwise provided in a particular option agreement, in the event of a Change in Control (as defined in the 1998 Stock Option Plan), all options granted after the Closing shall become immediately exercisable with respect to 100% of the shares subject to such options. In the event such acceleration occurs and depending upon the individual circumstances of the recipient, certain amounts with respect to such options may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment.

          Miscellaneous.  The 1998 Stock Option Plan is not qualified under
     Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Summary of Awards

     From November 10, 1998, through March 13, 2001, the following awards have been granted under the 1998 Stock Option Plan:

                IFX 1998 STOCK OPTION AND INCENTIVE PLAN AWARDS

                                                       Number of Shares
                                                       of Common Stock
          Name and Position                            Subject to Options
          -----------------                            ------------------
          Michael F. Shalom, CEO                                   30,000

          Joel M. Eidelstein, President                           600,000

          Jose Leiman, CFO                                        227,500

          Zalman Lekach                                           374,167


          All Current Executive Officers as a Group             1,231,667

          Non-Executive Officer Employees                       1,215,000

     Effective at the Closing, Michael Shalom will receive an additional 74,800 options under the 1998 Stock Option Plan, Joel Eidelstein will receive an additional 8,500 options under the 1998 Stock Option Plan and Jose Leiman will receive an additional 149,800 options under the 1998 Stock Option Plan. All of these options will be granted at the price of $3.50 per share.

     Because the value of the options depends upon the market value, from time to time, of the underlying shares of Common Stock, the Company is unable to readily determine the value of such option grants.

     Vote Required

     The Amended and Restated 1998 Stock Option Plan Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of a majority of the Series A Preferred Stock, voting as a single class, and also all outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class. The Company has received all of the necessary approvals as a result of the receipt of the Consent.

                               PROPOSAL TO ADOPT
                                IFX CORPORATION
                             2001 STOCK OPTION PLAN

Introduction

     As part of the Investment, the Company agreed to adopt the 2001 Stock Option Plan.

     The 2001 Stock Option Plan was adopted by the Board of Directors on March 8, 2001, subject to stockholder approval and the closing of the Investment. The shares reserved for issuance under the 2001 Stock Option Plan may be issued in the form of ISOs or NSOs. The 2001 Stock Option Plan is intended to advance the best interests of the Company by allowing certain employees to acquire an ownership interest in the Company, thereby motivating them to contribute to the success of the Company and to remain in the Company's employ. The availability of stock options under the 2001 Stock Option Plan will also enhance the Company's ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of the Company. The recipients of options, the number of options and the type of options (whether ISOs or NSOs) granted to each such recipient shall be subject to the approval of UBS.

     The following is a summary description of the material features of the 2001 Stock Option Plan. This summary is not intended to be complete and reference should be made to Exhibit D to this Information Statement for the complete text of the 2001 Stock Option Plan.

     Administration. The 2001 Stock Option Plan is administered by the Board's Compensation Committee, subject to rights of approval by preferred stockholders. To the extent necessary for the grant of awards under the 2001 Stock Option Plan to qualify for favorable tax or securities treatment, each member of the Compensation Committee will either qualify as an outside or non-employee director as defined by Section 162(m) of the Code and/or the Securities Exchange Act of 1934 or the full Board of Directors will approve such awards. Subject to the express provisions of the 2001 Stock Option Plan, the Compensation Committee has the responsibility and authority to (subject to the approval of UBS): (a) approve the award of options under the 2001 Stock Option Plan; (b) interpret the 2001 Stock Option Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the 2001 Stock Option Plan; (c) and take all other actions necessary or advisable for the implementation and administration of the Plan, including actions necessary or advisable in connection with the grant of options.

     Eligibility; Shares Available. Awards under the 2001 Stock Option Plan may be granted to employees of the Company or any subsidiary as selected by the Compensation Committee and approved by UBS. Common Stock issued under the 2001 Stock Option Plan may be authorized but unissued shares of Common Stock, or shares that have been reacquired by the Company and held in treasury. Upon the expiration or termination of options or other awards granted under the 2001 Stock Option Plan, the shares of Common Stock that were subject to such awards will be available to cover awards subsequently granted under the 2001 Stock Option Plan. There is no minimum number of shares that may be granted to any participant; no awards to any participant in any calendar year may exceed 450,000 shares of Common Stock.

     Exercise Price of Options. The exercise price for each ISO granted under the 2001 Stock Option Plan shall be the greater of the fair market value (as defined in the 2001 Stock Option Plan) of the Common Stock on the date of grant and $3.50 per share. The exercise price for each NSO granted under the 2001 Stock Option Plan shall be $3.50 per share. The exercise price of options granted under the 2001 Stock Option Plan is payable in cash or in shares of Company stock held for longer than six months.

     Exercise of Awards. Awards under the 2001 Stock Option Plan are exercisable for ten years after the date of grant, and vest on June 30, 2006 subject to certain contingencies that would accelerate vesting. If EBITDA, which is defined as IFX's consolidated earnings before interest, taxes, depreciation and amortization (excluding the effect of earnout payments made in connection with the acquisition of a business, any charges for non-cash employee compensation and any gains or losses from investment income, including gains or losses for non-consolidated subsidiaries), for any year equals or exceeds the Target EBITDA for such year as set forth in the 2001 Stock Option Plan, then 25% of each participant's options shall vest. A certain portion of granted options will also vest in the event of a Change in Control (as defined in the 2001 Stock Option Plan), subject to forfeiture if the participant does not meet certain employment requirements following the Change in Control.

     Awards expire on a participant's termination of employment for any reason, except that options which are then exercisable may be exercised within ninety days of termination. If a participant is terminated for cause, all options expire and are forfeited. Options are transferable to family members and certain affiliates.

     Certain Federal Income Tax Consequences. Following is a brief summary of the principal federal income tax consequences of awards under the 2001 Stock Option Plan. This summary is not an exhaustive description and does not describe all applicable federal, state or local tax laws.

          Incentive Stock Options. A Plan participant is not subject to federal income tax at the time of grant or exercise of an ISO. However, the excess of the fair market value of the shares at the time of exercise over the exercise price constitutes an adjustment to the option holder's income in computing alternative minimum taxable income for the year of exercise. If an option holder does not dispose of such shares of Common Stock within two years after the ISO was granted or one year after it was exercised (a "disqualifying disposition"), any amount utilized in excess of the exercise price generally will be treated as long-term capital gain or loss and the Company will not be entitled to a tax deduction.

          If an option holder makes a "disqualifying disposition," he or she will realize ordinary income in an amount equal to the lesser of (i) the excess of the fair market value of the Common Stock on the exercise date over the exercise price, or (ii) the excess if any, of the amount realized upon disposition over the exercise price. In such event, the Company will be entitled to a deduction in an amount equal to the ordinary income realized by the option holder. If the amount realized exceeds the fair market value of the shares on the date of exercise, any additional amount will be capital gain; if less, the option holder will recognize a capital loss.

          Non-Qualified Stock Options. No income is realized by an option holder upon the grant of an NSO. Upon the exercise of an NSO, however, the amount by which the fair market value of the Common Stock on the date of exercise exceeds the exercise price will be taxed as ordinary income to an option holder and the Company will be entitled to a deduction in an equal amount. Such amount will not be an adjustment to income in computing alternative minimum taxable income. Upon subsequent sales of NSO Stock, an option holder may realize short-term or long-term capital gain or loss, depending upon the holding period of the shares, if such shares constitute capital assets in an option holder's hands. The gain or loss will be measured by the difference between the sales price and the tax basis of the shares sold. The tax basis for this purpose will be the sum of the exercise price and the amount of ordinary income realized by the option holder as a result of such exercise.

          Section 162(m). Section 162(m) of the Code limits the deductibility (under certain circumstances) of compensation that exceeds $1,000,000 annually that the Company pays its chief executive officer and other four most highly compensated officers as determined at the end of each taxable year. Section 162(m) and its regulations provide certain exclusions from the amounts included in the $1,000,000 limitation, including compensation that is "qualified performance-based compensation" within the meaning of the regulations. It should be noted that while the Company's intent is to prevent Section

     162(m) of the Code from limiting the Company's deductibility with respect to NSOs, no advance determination will be obtained from the Internal Revenue Service in this regard.

          Change in Control. In the event that an acceleration of vesting occurs due to a Change in Control, and depending upon the individual circumstances of the recipient, certain amounts with respect to such options may constitute "excess parachute payments" under the "golden parachute" provisions of the Code. Pursuant to these provisions, a recipient will be subject to a 20% excise tax on any "excess parachute payments" and the Company will be denied any deduction with respect to such payment.

          Miscellaneous.  The 2001 Stock Option Plan is not qualified under
     Section 401(a) of the Code and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974, as amended.

Summary of Awards

     Upon closing of the Investment, the Company intends to grant the following awards under the 2001 Stock Option Plan, each exercisable at $3.50 per share:

                       IFX 2001 STOCK OPTION PLAN AWARDS

                                                      Number of Shares
                                                      of Common Stock
          Name and Position                           Subject to Options
          -----------------                           ------------------
          Michael  Shalom, CEO                                   225,000

          Joel M. Eidelstein, President                           20,000

          Jose Leiman, CFO                                       150,000

          Zalman Lekach                                          150,000

          All Current Executive Officers as a Group              695,000

          Non-Executive Officer Employees                        390,113

     Because the value of the options depends upon the market value, from time to time, of the underlying shares of Common Stock, the Company is unable to readily determine the value of such option grants.

Vote Required

     The 2001 Stock Option Plan Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of a majority of the Series A Preferred Stock, voting as a single class, and also all outstanding shares of Common Stock and Series A Preferred Stock, voting together as a single class. The Company has received all of the necessary approvals as a result of the receipt of the Consent.

                            PRINCIPAL STOCKHOLDERS

     The following table sets forth information regarding beneficial ownership (as determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1943, as amended) of the outstanding Common Stock of the Company as of March 13, 2001 by (a) each of our directors and executive officers, (b) all of our directors and executive officers as a group and (c) each person known by the Company to own more than five percent of the Common Stock of the Company.

                                           Smount and Nature of       Appropriate Percent of
          Name / Address (1)               Beneficial Ownership               Class
Michael Shalom                               4,510,201 (2)                      31.95 %
Joel Eidelstein                                383,245 (3)                       2.71 %
Jose Leiman                                    105,997 (4)                        *
Zalman Lekach                                   89,268 (5)                        *
Burton J. Meyer                                365,412 (6)                       2.59 %
George A. Myers                                  7,333 (7)                        *
Casty Grantor Subtrust(8)                    2,960,282                          20.97 %
International Technology Investments,        4,500,000                          31.87 %
 LC(10)
Mark Lama(11)                               3,530,869 (12)                      25.01 %
Charles Moore(11)                           3,530,869 (12)                      25.01 %
UBS Capital Americas III(11)                3,530,869 (12)                      25.01 %
----------------------------------------------------------------------------------------------

ALL EXECUTIVE OFFICERS AND DIRECTORS        8,992,325                           63.69 %
AS A GROUP

* Less than one percent.

   (1) The business address for Joel Eidelstein, Zalman Lekach, Michael Shalom, Jose Leiman, Burton Meyer, and George Myers is in care of IFX, 707 Skokie Blvd., 5th Floor, Northbrook, IL 60062.

   (2) Includes 10,201 shares subject to an option which is currently exercisable and 4,500,000 shares of Common Stock held by ITI. Mr. Shalom may be deemed to be an affiliate of ITI and, accordingly, Mr. Shalom may be deemed to beneficially own the shares of Common Stock held by such entity.
   (3) Includes 351,750 shares of Common Stock subject to options granted to Mr. Eidelstein pursuant to the 1998 Stock Option Plan, which options are currently exercisable.
   (4) Consists of 105,997 shares of Common Stock that Mr. Leiman may acquire upon exercise of currently exercisable options granted to him pursuant to the 1998 Stock Option Plan.

   (5) Includes 84,942 shares of Common Stock that Mr. Lekach may acquire upon exercise of currently exercisable options granted to him pursuant to the 1998 Stock Option Plan.

   (6) Includes 600 shares of Common Stock that Mr. Meyer may acquire upon exercise of an option granted under the Company's Directors Stock Option Plan, which option is currently exercisable. Also includes 237,812 shares of Common Stock that Mr. Meyer owns jointly with his spouse and 27,000 shares of Common Stock owned by Mr. Meyer's Individual Retirement Account.
   (7) Consists of 6,733 shares of Common Stock held on behalf of Mr. Myers' minor children under the Uniform Gifts to Minors Act, and 600 shares of Common Stock that Mr. Myers may acquire upon exercise of an option granted under the Company's Directors Stock Option Plan, which option is currently exercisable.
   (8)  The Casty Grantor Subtrust's address is 6350 East Thomas Road,
        Building 3, Suite 230, Scotsdale, Arizona 85251.
   (9) ITI's address is in care of Adorno & Zeder, 2801 S. Bayshore Drive, Suite 1600, Miami, Florida 33133.
   (10) The address of Mark Lama, Charles Moore and UBS Capital Americas III is 299 Park Avenue, New York, New York 10171.
   (11) 2,030,869 of these shares are Series A Preferred Shares which are currently convertible on a one-for-one basis into Common Stock, including 176,544 shares of Series A Preferred Stock owned by UBS Capital LLC. Mark Lama and Charles Moore as principals of an affiliate of UBS Capital Americas III may be deemed to beneficially own the shares held by UBS. Mark Lama and Charles Moore disclaim such ownership.

                        DISSENTERS' RIGHTS OF APPRAISAL

     No action was taken in connection with the Proposals by the Board of Directors or the voting stockholders for which the Delaware General Corporation Law, the Company's Certificate of Incorporation, as amended, or the Company's Bylaws, as amended, provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

        INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

     Michael Shalom, Joel Eidelstein, Jose Leiman and Zalman Lekach have all been granted options under the 1998 Stock Option Plan and will be granted options under the 2001 Stock Option Plan. Amended employment agreements of Michael Shalom, Joel Eidelstein and Jose Leiman will become effective at the Closing. The significant change in each of Michael Shalom's and Joel Eidelstein's employment agreement is to provide for a cash bonus for calendar year 2001 of $50,000 payable to each of them if the Company has EBITDA greater than zero for the fourth calendar quarter of 2001.

     Jose Leiman's new employment agreement provides for the following: Mr. Leiman will continue to serve as the Chief Financial Officer of the Company pursuant to a two-year employment agreement which will commence on the date of Closing. The term of the employment agreement is subject to automatic extension unless notified otherwise by either the Company or Mr. Leiman. Mr. Leiman's base salary is $235,000 per year for the first year of the agreement and $260,000 per year thereafter. He will receive a performance bonus of $250,000 for his service during the past two years and will receive a minimum bonus of $50,000 per year up to a maximum of $150,000 per year. If Mr. Leiman is involuntarily terminated during the term of the employment agreement (except for "cause"), he receives a lump sum amount of accrued but unpaid salary and a pro-rata bonus and all of his options under the 1998 Stock Option Plan immediately vest. He also receives an amount equal to the product of the number of whole and fractional years remaining until the end of the employment agreement's term multiplied by his annualized current salary plus bonus for the prior year. If Mr. Leiman is terminated within two years after a "Change of Control" (as defined in the employment agreement), he receives an amount equal to the product of the number of whole and fractional years remaining until the end of the employment agreement's term multiplied by three times his annualized current salary and highest previous annual bonus. The agreement prohibits Mr. Leiman from disclosing confidential information regarding the Company, and during the period of his employment with the Company and for one year thereafter from being involved in any capacity with any business competitive with the Company in the United States, Latin America or in any other market in which the Company is then conducting business.

     Mark Lama and Charles Moore are affiliates of UBS and therefore can benefit indirectly from UBS' Investment.

     No other officer or director of the Company has any substantial interest in the Proposals, except insofar as such officers or directors may be stockholders, or holders of derivative securities, of the Company, in which case the implementation of the Proposals will affect them in the same manner as its affect all other stockholders, or holders of derivative securities, of the Company.

                            EXECUTIVE COMPENSATION

     Information with respect to the executive compensation of the Company is incorporated herein by this reference to the Company's definitive Proxy Statement for the Company's 2000 Annual Meeting of Stockholders which was filed with the Securities and Exchange Commission (the "SEC") on December 22, 2000, and mailed to all of the holders of the Common Stock and Series A Preferred Stock.

                        FINANCIAL AND OTHER INFORMATION

     The Company's financial statements are incorporated herein by this reference to the Company's Annual Report on Form 10-K for the fiscal year ending June 30, 2000 (filed with the SEC on September 28, 2000), the Company's Form 10-K/A filed with the SEC on November 20, 2000 and the Company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2000 (filed with the SEC on November 20, 2000), and the quarter ending December 31, 2000 (filed with the SEC on February 14, 2001).

                     STOCKHOLDER PROPOSALS AND SUBMISSIONS

     No security holder entitled to consent has submitted to the Company a proposal which is accompanied by notice of such security holders' intention to present the proposal for action at a future meeting of the stockholders of the Company.

                                              IFX CORPORATION

                                             ---------------------------
                                             /s/ Colleen Downes

                                             Colleen Downes
                                             SECRETARY


March 30, 2001

                                                                       Exhibit A

                  CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
                   PREFERENCES AND RELATIVE, PARTICIPATING,
                     OPTIONAL AND OTHER RIGHTS OF SERIES B
                          CONVERTIBLE PREFERRED STOCK
                                      OF
                                IFX CORPORATION

          IFX Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, at a meeting duly held on March 8, 2001 adopted the following resolution:

          WHEREAS, the Board of Directors of the Corporation is authorized by the Restated Certificate of Incorporation to issue up to 10,000,000 shares of preferred stock in one or more series and, in connection with the creation of any series, to fix by the resolutions providing for the issuance of shares the powers, designations, preferences and relative, participating, optional or other rights of the series and the qualifications, limitations or restrictions thereof; and

          WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to such authority, to authorize and fix terms and provisions of a series of preferred stock, and the number of shares constituting such series.

          NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized a series of preferred stock on the terms and with the provisions herein set forth on Annex A attached to this resolution.



                                    ______________________________________
                                    Name:
                                    Title:

ATTEST:

_____________________________
Name:
Title:

                                    ANNEX A

                     SERIES B CONVERTIBLE PREFERRED STOCK

          The powers, designations, preferences and relative, participating, optional or other rights of the Series B Convertible Preferred Stock of IFX Corporation (the "Corporation") are as follows:

     1.   DESIGNATION AND AMOUNT.

          This series of preferred stock shall be designated as "Series B Convertible Preferred Stock" (the "Series B Convertible Preferred Stock"). The Series B Convertible Preferred Stock shall have $1.00 par value per share. The number of authorized shares of Series B Convertible Preferred Stock shall be 4,418,262 shares. Shares of the Series B Convertible Preferred Stock shall have a stated value of Three and 50/100 Dollars ($3.50) per share ( the "Stated Value"). The Corporation has previously authorized and issued 2,030,869 shares of its Series A Convertible Preferred Stock, par value $1.00 per share (the "Series A Convertible Preferred Stock") having the number, powers, preferences and relative, participating, optional and other rights as set forth in the Amended and Restated Certificate of Designation filed with the Secretary of State of the State of Delaware on the date of the filing hereof (the "Series A Certificate").

     2.   DIVIDENDS.

          (a) Right to Receive Dividends. Holders of Series B Convertible Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation (the "Board of Directors").

          (b) Participation with Common Stock. In the event the Board of Directors shall elect to pay or declare and set apart for payment any dividend on any shares of common stock, par value $.02 per share, of the Corporation (the "Common Stock") in cash out of funds legally available therefor or in stock or other consideration, the holders of the Series B Convertible Preferred Stock shall be entitled to receive, before any dividend shall be declared and paid or set aside for the Common Stock, dividends payable in the form and in an amount per share equal to the per share amount that would have been payable to such holders had such holders converted their Series B Convertible Preferred Stock into Common Stock pursuant to Section 5 below.

          (c) Dividend Preference. Dividends on the Series B Convertible Preferred Stock shall be payable before any dividends or distributions or other payments shall be paid or set aside for payment upon the Common Stock or any other stock ranking on liquidation or as to dividends or distributions junior to the Series B Convertible Preferred Stock (any such stock, together with the Common Stock, being referred to hereinafter as "Junior Stock"). If there shall be outstanding shares of any class or series of capital stock which is entitled to share ratably with the Series B Convertible Preferred Stock in the payment of dividends or distributions or upon liquidation ("Parity Securities"), no full dividends shall be declared or paid or set apart for payment on any such securities unless dividends have been or contemporaneously are ratably declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Convertible Preferred Stock.

     3.   LIQUIDATION PREFERENCE.

          (a) In the event of any bankruptcy, liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, each holder of Series B Convertible Preferred Stock at the time thereof shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of the Common Stock or other Junior Stock by reason of their ownership of such stock, an amount per share of Series B Convertible Preferred Stock equal to the sum of (x) the applicable Stated Value plus any declared and unpaid dividends to the date of liquidation, plus
(y) 10% of such Stated Value per annum, calculated from the date of issuance of such share through date of payment of the liquidation preference as set forth in this Section 3 (the "Liquidation Preference"). After the payment of the full Liquidation Preference on account of all shares of Series B Convertible Preferred Stock as set forth in this Section 3 and any preferential amounts to which the holders of Parity Securities are entitled, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock. If the assets and funds legally available for distribution among the holders of Series B Convertible Preferred Stock shall be insufficient to permit the payment to the holders of the full aforesaid preferential amount, then the assets and funds shall be distributed ratably among holders of Series B Convertible Preferred Stock in proportion to the number of shares of Series B Convertible Preferred Stock owned by each holder. If the assets and funds of the Corporation available for distribution to stockholders upon any bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to permit the payment to holders of the full aforesaid preferential amount and amounts payable to holders of outstanding Parity Securities, the holders of Series B Convertible Preferred Stock and the holders of such other Parity Securities shall share ratably (and ratably as to cash, in-kind or other distributions) in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

          (b) Except as described in the following sentence, a merger, recapitalization, reorganization, sale of voting control to a single buyer or a group of related buyers in one or a series of related transactions, or other business combination transaction involving the Corporation in which the shareholders of the Corporation immediately prior to the consummation of such transaction do not own at least a majority of the outstanding shares of the surviving corporation or the Corporation (as applicable) immediately following the consummation of such transaction or sale of all or substantially all of the assets of the Corporation (collectively, a "Liquidation Event") shall be deemed to be a liquidation of the Corporation. Notwithstanding the foregoing, the following shall not be deemed to be a Liquidation Event: (i) a merger, recapitalization, sale of voting control or other business combination transaction with an Affiliate (as such term is defined in Section 12b-2 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended) of UBS Capital Americas III, L.P. or UBS Capital LLC (together with any such Affiliate, "UBS"), or (ii) a merger of the Corporation with a public company (A) in which the merger consideration to be received by the holders of the Series B Convertible Preferred Stock is fully registered marketable securities (the "Merger Shares") which are not subject to any restrictions on transfer, (B) in which the value of such merger consideration for each share of Series B Convertible Preferred Stock, valued at the average closing price of the Merger Shares for the 30 days prior to the consummation of the merger, or such lesser period which follows the public announcement of the merger, is greater than 110% of the Liquidation Preference per share as of the date of consummation of the merger, and (C) with aggregate trading volume for the 30 calendar days prior to the merger date of at least 10 times the aggregate number of Merger Shares received by all holders of Series B Convertible Preferred Stock.

          (c) In any Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

               (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by subsection (ii) below:

                    (A) If traded on a securities exchange or through The Nasdaq National Market or Small Cap Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event;

                    (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event; and

                    (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Series B Convertible Preferred Stock.

               (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in subsections (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Series B Convertible Preferred Stock.

     4.   VOTING RIGHTS.

          In addition to any voting rights provided elsewhere herein or in the Corporation's Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), and any voting rights provided by law, the holders of shares of Series B Convertible Preferred Stock shall have the following voting rights:

          (a)  Election of Directors.

               (i) Subject to the terms hereof, the holders of the Series B Convertible Preferred Stock, voting as a single class, shall have the right to elect one director (in addition to the directors elected by the holders of Common Stock or any other capital stock of the Corporation) with each holder of a share of Series B Convertible Preferred Stock entitled to one vote per share held by such holder.

               (ii) Any director elected by the holders of shares of Series B Convertible Preferred Stock shall be referred to herein as a "Series B Preferred Director." Subject to Section 4(a)(v), the initial term of the director to be appointed pursuant to Section 4(a)(i) will commence upon his/her election by the Series B Convertible Preferred Stock and shall expire at the first annual meeting of stockholders of the Corporation following his/her election. Upon expiration of the initial term of such Series B Preferred Director, so long as the Series B Convertible Preferred Stock is outstanding, the holders of the Series B Convertible Preferred Stock shall have the right to elect a Series B Preferred Director to replace such director in the same manner described above in Section 4(a)(i). Subject to Section 4(a)(v), a Series B Preferred Director so elected shall hold office for a term expiring at the annual meeting of stockholders in the year following the election of such director. Notwithstanding the foregoing, but subject to Section 4(a)(v), a Series B Preferred Director elected under Section 4(a)(i) shall serve until such Series B Preferred Director's successor is duly elected and qualified or until such director's earlier removal as provided in Section 4(a)(iii) or death or resignation and, in the event a vacancy occurs, a replacement Series B Preferred Director shall be selected as provided in Section 4(a)(i).

               (iii) A Series B Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of a majority of the outstanding shares of Series B Convertible Preferred Stock, voting together as a single class.

               (iv) The Corporation shall at all times reserve and keep available a vacant seat on the Board of Directors solely for the purpose of enabling the holders of the Series B Convertible Preferred Stock to designate a Series B Preferred Director as provided in this Section 4(a).

               (v) This Section 4(a) shall survive a Qualified Public Offering (as defined in Section 5(b) below) and until such time thereafter as the holders of Series B Convertible Preferred Stock and their Affiliates own in the aggregate less than 25% of their initial holdings of Series B Shares.

          (b)  Certain Corporate Actions.

               Until a Qualified Public Offering or until such time as less than an aggregate of 50% of the number of shares of Series B Convertible Preferred Stock issued pursuant to the Preferred Stock Purchase Agreement dated as of March __, 2001 by and between the Corporation and UBS (the "Preferred Stock Purchase Agreement") (as adjusted in connection with the events described in
Section 6) are outstanding, the Corporation shall not, and shall not permit any of its subsidiaries to, without first obtaining the affirmative vote or written consent of the holders of a majority of the shares of Series B Convertible Preferred Stock.

               (A) amend, repeal, modify or supplement any provision of the Certificate of Incorporation (including any certificate of designation forming a part thereof), the Bylaws of the Corporation, or any successor certificate of incorporation or bylaws or this Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series B Convertible Preferred Stock (the "Certificate of Designation");

               (B) authorize or permit the Corporation or any subsidiary of the Corporation to issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor, other than (i) shares of Series B Convertible Preferred Stock pursuant to the Preferred Stock Purchase Agreement, (ii) Common Stock upon conversion of the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock, or upon the exercise of stock options to purchase up to 4,243,037 shares of Common Stock, (iii) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the Series B Preferred Director), (iv) up to $15 million of Common Stock, issued as consideration for any acquisition approved by a majority of the Board of Directors (without the affirmative vote of the Series B Preferred Director), provided such Common Stock is valued at no less than the greater of (1) the Stated Value (as adjusted for stock splits, combinations, stock dividends and the like) and (2) the average of the closing price for the Common Stock for the 30 days prior to the issuance,
     (v) a warrant to purchase 210,000 shares of Common Stock to Spinway, Inc. (the "Spinway Warrant"), (vi) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, or (vii) shares of Common Stock in exchange for shares of common stock, par value $.001 per share ("Tutopia Stock"), of Tutopia.com, Inc. ("Tutopia"), upon a change-in-control of the Corporation pursuant to the Stockholders Agreement, dated as of April 24, 2000, by and among the Corporation, Tutopia and the other parties signatory thereto (the "Tutopia Stockholders Agreement");

               (C) reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Series B Convertible Preferred Stock;

               (D) authorize or effect, in a single transaction or through a series of related transactions, (1) a liquidation, winding up or dissolution of the Corporation or adoption of any plan for the same; (2) a Liquidation Event; or (3) any direct or indirect purchase or other acquisition by the Corporation or any of its subsidiaries of any capital stock (other than the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock pursuant to its terms);

               (E) enter into or otherwise become a party to any agreement whereby any shareholder or shareholders of the Corporation shall transfer capital stock of the Corporation to an independent third party or a group of independent third parties pursuant to which such parties acquire capital stock of the Corporation possessing the voting power to elect a majority of the Board of Directors;

               (F) declare or pay or set aside for payment any dividend or distribution or other payment upon the Common Stock or upon any other Junior Stock, nor redeem, purchase or otherwise acquire any Common Stock or other Junior Stock for any consideration (or pay or make available any moneys, whether by means of a sinking fund or otherwise, for the redemption of or other distribution or payment with respect to any shares of any Common Stock or other Junior Stock), except for the repurchase of shares of Common Stock from directors, consultants or employees of the Corporation or any subsidiary pursuant to agreements approved by the disinterested directors on the Board of Directors, under which the Corporation has the right to repurchase such shares upon the occurrence of certain events, including but not limited to, termination of employment or services;

               (G) approve the annual budget of the Corporation and its subsidiaries (the "Annual Budget");

               (H) enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

               (I) dismiss or hire or modify or enter into any employment agreement, non-competition agreement, bonus or stock issuance arrangements or other compensation (including, without limitation, fringe benefit) arrangements with its President, Chief Executive Officer or Chief Financial Officer, or other equivalent or senior level officer;

               (J) permit the creation or existence of any lien, mortgage, pledge, hypothecation, assignment, security interest, charge or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on any of the Corporation's or any of its subsidiaries' assets with an aggregate value in excess of $15 million, except as part of any financing in the ordinary course of business;

               (K) make any capital expenditure in any fiscal year in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

               (L) acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

               (M) incur indebtedness for borrowed money (including, without limitation, any capitalized lease obligations, accounts receivable financing or other asset-backed financing), any guarantee or other similar contingent obligation or any lease financing (whether a capitalized lease, operating lease, pursuant to a sale leaseback arrangement or otherwise), in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                    (N) amend, supplement, restate, revise, waive or otherwise modify any stock option plan, agreement or other arrangement of the Corporation (each, a "Stock Option Plan"), as in effect on _________, 2001;

                    (O) create or adopt any stock option plan, stock appreciation rights plan, bonus plan or similar plan that was not in existence on _____ ___, 2001, except as approved by the Compensation Committee of the Board of Directors;

                    (P) dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

                    (Q) liquidate, dissolve or voluntarily elect to commence bankruptcy or insolvency proceedings under applicable laws;

                    (R) change in any material respect the nature of the business of the Corporation and its subsidiaries taken as a whole;

                    (S) enter into any transaction, or any agreement or understanding with any affiliate of the Corporation or any subsidiary thereof, other than a wholly-owned subsidiary of the Corporation;

                    (T) (i) solicit or negotiate any inquiries or proposals with respect to (x) any direct or indirect issuance, sale, disposition or redemption of any securities of Latin Guide, Inc. ("LGI"), Tutopia or any of Tutopia's subsidiaries, (y) the direct or indirect sale or disposition of all or any material portion of the assets or business of LGI, Tutopia or any of Tutopia's subsidiaries, or (z) any merger, reorganization, consolidation or recapitalization or other similar transaction involving LGI, Tutopia or any of Tutopia's subsidiaries; or (ii) discuss with or provide to any person or entity information of LGI, Tutopia or any of Tutopia's subsidiaries with respect to or in contemplation of any of the foregoing; or

                    (U)  agree to do any of the foregoing.

          (c) Additional Voting Rights. Except as required by law, the holders of Series B Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote together as a single class with the holders of Common Stock (and any other capital stock of the Corporation entitled to vote), on an as-converted basis, upon any matter submitted to the stockholders for a vote as follows: (i) the holders of the Series A Convertible Preferred Stock shall have one (1) vote for each full share of Common Stock into which their respective shares of Series A Convertible Preferred Stock are convertible on the record date for the vote and (ii) the holders of Common Stock shall have one (1) vote per share of Common Stock.

     5.   CONVERSION.

          Shares of Series B Convertible Preferred Stock may be converted into shares of Common Stock, on the terms and conditions set forth in this Section 5.

          (a) Optional Conversion. (i) At any time and from time to time, each holder of shares of Series B Convertible Preferred Stock may, upon 30 days' notice to the Corporation, convert all or any portion of such shares held by such holder into the number of shares of Common Stock determined by dividing (x) the applicable Stated Value multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c).

               (ii) References in this Section 5 to "Common Stock" shall include all stock or other securities or property (including cash) into which Common Stock is converted following any merger, reorganization or reclassification of the capital stock of the Corporation.

          (b) Mandatory Conversion. Each share of Series B Convertible Preferred Stock shall automatically be converted into such number of shares of Common Stock as is determined by dividing (x) the applicable Stated Value multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c), without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, upon the closing of an underwritten public offering of shares of Common Stock for which the Corporation has obtained a firm commitment from one or more underwriter(s) for at least $60 million of Common Stock and in which the Corporation receives gross proceeds from the sale of Common Stock to the public of at least $45 million (before deduction of underwriter's discounts and commissions), and which values the equity of the Corporation at no less than $200 million pre-offering (a "Qualified Public Offering"). Except for the purposes of the calculation in the immediately preceding sentence, in the event of a Qualified Public Offering, the person(s) entitled to receive the Common Stock issuable upon conversion of Series A Convertible Preferred Stock shall not be deemed to have converted such Series B Convertible Preferred Stock until the closing of such offering.

          (c) Conversion Price. The Conversion Price per share for the Series B Convertible Preferred Stock shall be Three and 50/100 Dollars ($3.50), subject to adjustment as provided in Section 6 hereof.

          (d) Common Stock. The Common Stock to be issued upon conversion hereunder shall be fully paid and nonassessable.

          (e)  Procedures for Conversion.

               (i) In order to convert shares of Series B Convertible Preferred Stock into shares of Common Stock pursuant to Section 5(a) (or, in the case of an automatic conversion pursuant to Section 5(b), to receive a certificate for such holder's shares of Common Stock outstanding as a result of such conversion), the holder shall surrender the certificate or certificates therefore, duly endorsed for transfer, at any time during normal business hours, to the Corporation at its principal or at such other office or agency then maintained by it for such purpose (the "Payment Office"), accompanied, in the case of a conversion pursuant to Section 5(a), by written notice to the Corporation of such holder's election to convert and (if so required by the Corporation or any conversion agent) by an instrument of transfer, in form reasonably satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by his duly authorized attorney, and any taxes required pursuant to Section 5(e)(iii). As promptly as practicable after the surrender for conversion of any share of Series B Convertible Preferred Stock in the manner provided in the preceding sentence, and the payment in cash of any amount required by the provisions of
Section 5(e)(iii), but in any event within five Trading Days of such surrender for payment, the Corporation will deliver or cause to be delivered at the Payment Office to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares in proper order for conversion, and all rights of the holder of such shares as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the Conversion Price in effect at such time on such succeeding day.

          For purposes hereof, "Trading Day" shall mean (i) any day on which stock is traded on the principal stock exchange on which the Common Stock is listed or admitted to trading, (ii) if the Common Stock is not then listed or admitted to trading on any stock exchange but is traded on the Nasdaq Stock Market, any day on which stock is traded on the Nasdaq Stock Market, or (iii) if the Common Stock is not then traded on the Nasdaq Stock Market, any day on which stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

               (ii) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Series B Convertible Preferred Stock. At the Corporation's discretion, in the event the Corporation determines not to issue fractional shares, in lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of the Common Stock on the date of conversion.

               (iii) The issuance of certificates for shares of Common Stock upon conversion shall be made without charge for any issue, stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of record of the shares converted, the person or persons requesting the issuance thereof shall pay to the

Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

          (f) Reservation of Stock Issuable Upon Conversion. Subject to the limitation set forth in the last sentence of this Section 5(f), the Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, 4,418,262 shares of Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock without regard to whether the holders of Series B Convertible Preferred Stock are then entitled to convert, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding shareholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval and upon such approval, the Corporation shall reserve and keep available such additional shares solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock.

          (g)  Merger, Etc.

               (i) Notwithstanding any other provision hereof, in case of any merger or other business combination transaction involving the Corporation which does not constitute a Liquidation Event, then, concurrently with the consummation of such transaction, provision shall be made so that each share of Series B Convertible Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series B Convertible Preferred Stock would have been entitled assuming conversion immediately prior to the closing of the transaction.

               (ii) In case of any merger or other business combination transaction involving the Corporation which does not constitute a Liquidation Event, in which the Corporation is not the surviving entity, and the Corporation or the holders do not otherwise convert all outstanding shares of Series B Convertible Preferred Stock, the Series B Convertible Preferred Stock shall be converted into or exchanged for and shall become shares of the surviving corporation having, in respect of the surviving corporation, substantially the same powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series B Convertible Preferred Stock had immediately prior to such transaction.

     6.   ADJUSTMENTS.

          The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 6. The Corporation shall give holders of Series B Convertible Preferred Stock notice of any event described below which requires an adjustment pursuant to this
Section 6 at the time of such event.

          (a)  Definitions.   As used in this Section 6, the following terms
have the respective meanings set forth below:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Closing (as defined in the Preferred Stock Purchase Agreement).

          "Convertible Securities" shall mean evidences of indebtedness, shares of stock of other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of Series B Convertible Preferred Stock outstanding on such date and other securities convertible into, or options or warrants to purchase, shares of Common Stock outstanding on such date, whether or not such options, warrants or other securities are presently convertible or exercisable.

          "Other Property" shall have the meaning set forth in Section 6(i).

          "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Corporation or any subsidiary of the Corporation, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Overage" shall mean the total number of shares of Common Stock issued in connection with the Subject Transactions above the Share Allowance.

          "Permitted Issuances" shall mean (i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering, (iii) shares of Common Stock issued in connection with the Subject Transactions or upon conversion of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, (iv) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the Series B Preferred Director), (v) the issuance of an aggregate of up to 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors, (vi) the issuance of an aggregate of up to another 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors (including the affirmative vote of the Series B Preferred Director), (vii) the Spinway Warrant, (viii) 210,000 shares of Common Stock upon exercise of the Spinway

Warrant, and (ix) such other issuances as shall be approved in advance by a majority of the shares of Series B Convertible Preferred Stock.

          "Qualified Private Offering" shall mean a private equity offering resulting in gross proceeds to the Corporation of at least $30 million, in which the securities issued contain anti-dilution provisions no more favorable to the investor than the anti-dilution provisions of the Series B Convertible Preferred Stock which take effect following the consummation of a Qualified Private Offering.

          "Share Allowance" shall mean 428,571 shares of Common Stock.

          "Stock Option Plan" shall mean the IFX Corporation Directors Stock Option Plan, the 1998 IFX Corporation Stock Option and Incentive Plan, as amended, and the IFX Corporation 2001 Stock Option Plan.

          "Subject Transactions" shall mean (i) any acquisition consummated prior to the filing hereof, including, without limitation, the acquisitions of Mr. Help Informatica S/C Ltda., Zupernet Ltda. and Redescape, L.L.C., (ii) the Consulting Agreement, dated as of May 27, 1999 by and between the Corporation and Brian Reale and (iii) the conversion of Tutopia Stock into Common Stock pursuant to the Tutopia Stockholders Agreement.

          (b) Stock Dividends, Subdivisions and Combinations. If at any time the Corporation shall:

               (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the applicable Conversion Price immediately after the occurrence of any such event shall be adjusted to equal the product of (A) the Conversion Price immediately prior to the occurrence of such event and (B) a fraction, the numerator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately prior to the occurrence of such event and the denominator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately after the occurrence of such event.

          (c) Issuance of Additional Shares of Common Stock. (i) In the event that prior to the consummation of or in connection with a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to the consideration per Additional Share of Common Stock paid for such Additional Shares of Common Stock.

               (ii) In the event that following the consummation of a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of Fully Diluted Outstanding shares of Common Stock immediately prior to such issue or sale multiplied by the then existing Conversion Price plus (y) the aggregate consideration, if any, received by the Corporation upon such issue or sale, by
(B) the total number of Fully Diluted Outstanding shares of Common Stock outstanding immediately after such issue or sale.

               (iii) The provisions of this Section 6(c) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 6(b). No adjustment shall be made under this Section 6(c) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 6(d) or Section 6(e).

          (d) Issuance of Warrants or Other Rights. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the applicable Conversion Price in effect immediately prior to the time of such distribution, issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest price per share at which such Additional Shares of Common Stock are issuable to such holders, and (iii) the Corporation shall have received all of the consideration, if any, payable for such warrants or other rights as of the date of the actual issuance thereof. No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

          (e) Issuance of Convertible Securities. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (iii) the Corporation shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No further adjustment of the Conversion Price shall be made under this Section 6(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 6(d). No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase or any warrant or other right to purchase any such Convertible Securities for which adjustments thereof have been or are to be made pursuant to other provisions of this Section 6, no further adjustments shall be made by reason of such issue or sale.

          (f) Superseding Adjustment. If, at any time after any adjustment of the applicable Conversion Price shall have been made pursuant to Section 6(d) or 6(e) as the result of any issuance of warrants, rights or Convertible Securities, and either

               (i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

               (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or such other Convertible Securities, shall be increased or decreased by virtue of provisions therein contained, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the applicable Conversion Price, on the basis of

               (iii) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

               (iv) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities.

          (g) Subject Transactions Adjustment. If the Corporation issues a number of shares of Common Stock greater than the Share Allowance in connection with the Subject Transactions, the Conversion Price shall be adjusted to a dollar resulting from the following:

                                  $40,464,918
         -------------------------------------------------------------
                  1.010948(12,919,702 + Overage) - 1,500,000

Notwithstanding the foregoing, an adjustment under this subsection (g) shall only be made to the extent such adjustment results in a reduction of the then current Conversion Price.

          (h) Other Provisions Applicable to Adjustments Under This Section. The following provisions shall be applicable to the making of adjustments provided for in this Section 6:

               (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Corporation issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors, of such portion of the assets and business of the nonsurviving corporation as the Board of Directors in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights plus the additional consideration payable to the Corporation upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration, if any, received by the Corporation for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

          (ii)  When Adjustments to Be Made. The adjustments required by this
     Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

          (iii) When Adjustment Not Required. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

          (iv) Escrow of Common Stock. If after any property becomes distributable as a result of the provisions of this Section 6 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of shares of Series B Convertible Preferred Stock exercises its conversion rights pursuant to Section 5, any Additional Shares of Common Stock issuable and other property distributable upon exercise by reason of such adjustment shall be held in escrow for such holder by the Corporation to be issued to such holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned.

          (v) Challenge to Good Faith Determination. Whenever the Board of Directors shall be required to make a determination in good faith of the fair value of any item under this Section 6, such determination may be challenged in good faith by a holder of shares of Series B Convertible Preferred Stock, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Corporation and acceptable to such holder

     (i) Other Action Affecting Common Stock. In case at any time or from time to time the Corporation shall take any action in respect of its Common Stock, other than any action described in this Section 6 for which a specific adjustment is provided, then, unless such action will not have a materially adverse effect upon the rights of the holders of shares of Series B Convertible Preferred Stock, the number of shares of Common Stock or other stock into which such shares of Series B Convertible Preferred Stock are convertible and/or the applicable Conversion Price shall be adjusted in such manner as may be equitable in the circumstances.

     (j) Certain Limitations. Notwithstanding anything herein to the contrary, the Corporation shall not enter into any transaction which, by reason of any adjustment hereunder, would cause the applicable Conversion Price to be less than the par value per share of Common Stock.

     (k) Notice of Adjustments. Whenever the number of shares of Common Stock into which shares of Series B Convertible Preferred Stock are convertible or whenever the applicable Conversion Price shall be adjusted pursuant to this
Section 6, the Corporation shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors determined the fair value of any consideration referred to in
Section 6(h)(i)), specifying any change in the applicable Conversion Price or the number of shares of Common Stock into which shares of Series B Convertible Preferred Stock are convertible and (if such adjustment was made pursuant to Section 5(g)(i) or 6(h)) describing the number and kind of any other shares of stock or Other Property into which shares of Series B Convertible Preferred Stock are convertible, and any change in the applicable Conversion Price or prices thereof, after giving effect to such adjustment or change. The Corporation shall promptly cause a signed copy of such certificate to be delivered to the holders of Series B Convertible Preferred Stock. The Corporation shall keep at the Payment Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the holders of Series B Convertible Preferred Stock or any prospective purchaser of shares of Series B Convertible Preferred Stock designated by such holders.

     7.   TRIGGERING EVENTS.

          Any of the following actions or events shall constitute a "Triggering Event" for purposes hereof:

          (a) Failure to Pay Dividends. The Corporation shall fail to pay any dividend on any Series B Convertible Preferred Stock which it is required to pay in accordance with Section 2 for any reason, including but not limited to, that such payment is prohibited by applicable law or the Board of Directors elect not to pay such dividend, or shall otherwise violate any term of Section 2 and such failure shall not be cured within a period of 30 days after such violation (which cure shall be effected in a manner ensuring the holders the same yield as if such violation had not occurred).

          (b) Failure of Voting Rights. The Corporation shall enter into any transaction or take any action required to be approved by holders of Series B Convertible Preferred Stock without obtaining the requisite approval of the holders of the Series B Convertible Preferred Stock.

          (c) Failure to Convert. The Corporation shall fail for any reason to issue Common Stock as required under Section 5 upon the request of any holder of Series B Convertible Preferred Stock as provided in Section 5 or shall fail for any reason to comply in any material respect with any term of Section 5(f) or any other term of Section 5 hereof.

          (d) Registration Rights Agreement. The Corporation shall fail in any material respect to comply with the rights of the holders of Series B Convertible Preferred Stock pursuant to the Amended and Restated Registration Rights Agreement, dated as of ________, 2001, among the Corporation, UBS and other stockholders of the Corporation, and such failure shall continue for a period of 30 days after notice from any such holder.

          (e) Preferred Stock Purchase Agreement. The Corporation shall fail to comply with Section 6(e) or 6(g) of the Preferred Stock Purchase Agreement and such failure shall continue for a period of 30 days after notice from the Purchasers or the representations made under Section 4(c) or 4(u) of the Preferred Stock Purchase Agreement shall prove to have been incorrect or misleading in any material respect when made pursuant thereto or any other material representation made under the Preferred Stock Purchase Agreement shall prove to have been incorrect or misleading in any substantial material respect when made.

          (f) Notwithstanding the foregoing, if the Series B Director affirmatively votes in favor of a transaction or other action by the Corporation which would constitute a Triggering Event under Section 7(b) or 7(d), such action or event shall not be considered a Triggering Event.

     8.   REMEDIES.

          (a) In the event that a Triggering Event described in Section 7 shall occur and be continuing, each holder of Series B Convertible Preferred Stock shall be entitled to receive all cash and other dividends, distributions and other payments which would be paid or payable to a holder of a number of shares of Common Stock into which the shares of Series B Convertible Preferred Stock held by such holder are convertible at such time (without regard to the number of shares of Common Stock which are authorized or reserved for issuance at such time).

          (b) Upon the occurrence and during the continuance of any Triggering Event, the size of the Board of Directors shall immediately be increased by the minimum number of directors which, if all of such additional directors were deemed "Series B Preferred Directors," would result in Series B Preferred Directors constituting a majority of the Board of Directors and the holders of Series B Convertible Preferred Stock shall be entitled to appoint such newly created directors; provided, however, that upon the occurrence of any Triggering
                   --------  -------
Event which is also a "Triggering Event" as defined in the Series A Certificate, the holders of the Series A Convertible Preferred Stock and the holders of the Series B Convertible Preferred Stock, shall be entitled to appoint, by voting together as a single class, a majority of the Board of Directors with each of such holders having one vote for each full share of Common Stock into which their shares of Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock, as the case may be, are convertible on the record date for the vote.

          (c) Upon the occurrence and during the continuance of any Triggering Event, any holder of shares of Series B Convertible Preferred Stock, at its election, may, by notice to the Corporation (the "Put Notice"), demand repurchase of all or any portion of such holder's shares of Series B Convertible Preferred Stock for a cash purchase price in an amount per share equal to the Liquidation Preference. The Corporation shall, on the date (not less than 10 business days after the date of the Put Notice) designated in such Put Notice, repurchase from the Holder such holder's shares of Series B Convertible Preferred Stock specified in the Notice. On the date of any repurchase of shares of Series B Convertible Preferred Stock pursuant to this Section 8(c), the holder thereof shall surrender for redemption a certificate for the number of shares of Series B Convertible Preferred Stock being redeemed, without any representation or warranty (other than that the holder has good and marketable title thereto, free and clear of liens, encumbrances and restrictions of any kind), against payment therefor of the repurchase price by, at the option of the holder, (i) wire transfer to an account designated by the holder for such purpose or (ii) a certified or official bank check payable to the order of the holder. If less than all of the holder's shares of Series B Convertible Preferred Stock represented by a single certificate are being redeemed, the Corporation shall cancel such certificate and issue in the name of, and deliver to, the holder a new certificate for the portion not being redeemed. At any time following delivery of a Put Notice but prior to the date of repurchase, any holder of Series B Convertible Preferred Stock may, by notice to the Corporation, withdraw the repurchase demand contained in the Put Notice.

          (d) The Corporation stipulates that the remedies at law of each holder of Series B Convertible Preferred Stock in the event of any Triggering Event or threatened Triggering Event or otherwise or other failure in the performance of or compliance with any of the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without requiring any holder to post a bond or other security except to the extent required by applicable law.

          (e) Any holder of Series B Convertible Preferred Stock shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with any Triggering Event or enforcement by such holder of any obligation of the Corporation hereunder.

          (f) No failure or delay on the part of any holder of Series B Convertible Preferred Stock in exercising any right, power or remedy hereunder or under applicable law or otherwise shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise.

     9.   PREEMPTIVE RIGHT.

          (a) Each holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock, shall have a right of first refusal (the "Preemptive Right") to purchase its pro rata share, based on such holder's percentage ownership interest in the Corporation, of New Securities (as defined below) which the Corporation, from time to time, proposes to sell and issue (subject to such requirements and restrictions imposed by the Securities Act of 1933, as amended, and state securities laws and to the actual issuance of the New Securities). The pro rata shares of any holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock, for purposes of this Preemptive Right, shall be the ratio of (i) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series B Convertible Preferred Stock or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities, to (ii) the total number of shares of Common Stock issued and outstanding immediately prior to the issuance of the New Securities, determined on a fully diluted basis after giving effect to the exercise in full of then outstanding options and warrants and the conversion of all securities convertible into shares of Common Stock; provided, however, that
                                                        --------  -------
if any holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock does not elect to purchase its entire pro rata share of such New Securities, then each other holder that has elected to purchase its entire pro rata share shall have the right to purchase up to a number of such unpurchased portion, in addition to its own, in the proportion that (1) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series B Convertible Preferred Stock or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities bears to (2) the number of shares of Common Stock owned, of record or beneficially, by all holders of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock (including all shares issuable upon conversion of the Series B Convertible Preferred Stock or the exercise or conversion of any other option, warrant or convertible security held by such holders) immediately prior to the issuance of the New Securities. The overallotment mechanism set forth in this paragraph shall be repeatedly applied until all New Securities available for purchase by holders of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock have been purchased or no holders remain who have indicated a desire to purchase any unsubscribed for portion in their notice to the Corporation.

          (b) "New Securities" shall mean (a) any capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock and (b) so-called "high yield" bonds, debt instruments with equity like features or other similar debt instruments, which bear a rating lower than investment-grade or are unrated, issued by the Corporation; provided, however, that the term "New Securities" does not include
             --------  -------
(i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering,
(iii) shares of Common Stock issued upon conversion of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, (iv) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the Series B Preferred Director),
(v) the Spinway Warrant, (vi) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (vii) shares of Common Stock in exchange for shares of Tutopia Stock upon a change-in-control of the Corporation pursuant to the Tutopia Stockholders Agreement, or (viii) any shares of capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock after first receiving the affirmative vote or written consent of the holders of a majority of the shares of Series B Convertible Preferred Stock.

          (c) In the event the Corporation proposes to undertake an issuance of New Securities, it shall give each holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock written notice of its intention, describing the type of New Securities and the price and the terms upon which the Corporation proposes to issue the same. Each such holder shall have twenty (20) business days from the date of receipt of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Corporation and stating therein the quantity of New Securities to be purchased.

          (d) The Corporation shall have ninety (90) days after expiration of the twenty (20) business day period described in Section 9(c) to sell any New Securities with respect to which a Preemptive Right was not exercised, at a price not less than and upon terms no more favorable in the aggregate to the purchasers thereof than specified in the Corporation's notice. To the extent the Corporation does not sell all the New Securities offered within said ninety (90) day period, the Corporation shall not thereafter issue or sell such New Securities without first again offering such securities to each holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock in the manner provided above.

          (e) The rights granted under this Section 9 to each holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock shall expire upon the earlier of (i) the closing of a Qualified Public Offering and (ii) such time as there is no longer outstanding at least 50% of the number of shares of Series B Convertible Preferred Stock (including, for this purpose, Common Stock issued upon conversion of the Series B Convertible Preferred Stock) issued pursuant to the Preferred Stock Purchase Agreement (as adjusted in connection with the events described in Section 6).


     10   RANKING.

          The Series B Convertible Preferred Stock shall rank pari passu with the Series A Convertible Preferred Stock of the Corporation (which shall constitute Parity Securities for purposes hereof) with respect to amounts receivable upon a Liquidation Event, dividends, rights and remedies upon Triggering Events or for any other purpose.

                                                                       Exhibit B

                             AMENDED AND RESTATED
                  CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
                   PREFERENCES AND RELATIVE, PARTICIPATING,
                     OPTIONAL AND OTHER RIGHTS OF SERIES A
                          CONVERTIBLE PREFERRED STOCK
                                      OF
                                IFX CORPORATION

          IFX Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, at a meeting duly held on __________, 2001 adopted the following resolution:

          WHEREAS, the Board of Directors of the Corporation is authorized by the Restated Certificate of Incorporation to issue up to 10,000,000 shares of preferred stock in one or more series and, in connection with the creation of any series, to fix by the resolutions providing for the issuance of shares the powers, designations, preferences and relative, participating, optional or other rights of the series and the qualifications, limitations or restrictions thereof; and

          WHEREAS, the Board of Directors authorized and fixed the terms and provisions of the Class I and Class II Series A Convertible Preferred Stock of the Corporation pursuant to a resolution dated June 15, 2000 and by filing with the Secretary of State of the State of Delaware a Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and other Rights of Series A Convertible Preferred Stock on June 15, 2000 which certificate was amended by the Certificate of Amendment of Restated Certificate of Incorporation of IFX Corporation filed with the Secretary of State of the State of Delaware on November 9, 2000 (together, the "Original Certificate"); and

          WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to such authority and the requisite vote of the holders of the Series A Convertible Preferred Stock pursuant to the Original Certificate and the requisite vote of the holders of the common stock pursuant to the General Corporation Law of the State of Delaware, to amend and restate the Original Certificate in its entirety.

          NOW, THEREFORE, BE IT RESOLVED, that the Series A Convertible Preferred Stock of the Corporation shall have the terms and provisions herein set forth on Annex A attached to this resolution.

                                    ____________________________________
                                    Name:
                                    Title:

ATTEST:

___________________________
Name:
Title:

                                    ANNEX A

                     SERIES A CONVERTIBLE PREFERRED STOCK

          The powers, designations, preferences and relative, participating, optional or other rights of the Series A Convertible Preferred Stock of IFX Corporation (the "Corporation") are as follows:

     1.   DESIGNATION AND AMOUNT.

          This series of preferred stock shall be designated as "Series A Convertible Preferred Stock" and shall be divided into two classes: Class I Series A Convertible Preferred Stock ("Class I Preferred") and Class II Series A Convertible Preferred Stock ("Class II Preferred," and together with the Class I Preferred, the "Series A Convertible Preferred Stock"). The Series A Convertible Preferred Stock shall have $1.00 par value per share. The number of authorized shares constituting the Class I Preferred shall be 1,210,398 shares. The number of authorized shares constituting the Class II Preferred shall be 820,471 shares. Shares of the Class I Preferred have a stated value of Twelve and 31/100 Dollars ($12.31) per share and pursuant to the Series A Stock Purchase Agreement (the "Series A Stock Purchase Agreement") dated June 15, 2000 among the Company, UBS Capital Americas III, L.P. and UBS Capital LLC (together "UBS") the stated value of the shares of the Class II Preferred has been determined and shall hereinafter be Twelve and 31/100 Dollars ($12.31) (as applicable to the Class I Preferred or the Class II Preferred, as the case may be, the "Stated Value"). The Corporation has also authorized 4,418,262 shares of Series B Convertible Preferred Stock, par value $1.00 per share (the "Series B Convertible Preferred Stock") having the number, powers, preferences and relative, participating, optional and other rights as set forth in the Certificate of Designation filed with the Secretary of State of the State of Delaware on the date of the filing hereof (the "Series B Certificate").

     2.   DIVIDENDS.

          (a) Right to Receive Dividends. Holders of Series A Convertible Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation (the "Board of Directors").

          (b) Participation with Common Stock. In the event the Board of Directors shall elect to pay or declare and set apart for payment any dividend on any shares of common stock, par value $.02 per share, of the Corporation (the "Common Stock") in cash out of funds legally available therefor or in stock or other consideration, the holders of the Series A Convertible Preferred Stock shall be entitled to receive, before any dividend shall be declared and paid or set aside for the Common Stock, dividends payable in the form and in an amount per share equal to the per share amount that would have been payable to such holders had such holders converted their Series A Convertible Preferred Stock into Common Stock pursuant to Section 5 below.

          (c) Dividend Preference. Dividends on the Series A Convertible Preferred Stock shall be payable before any dividends or distributions or other payments shall be paid or set aside for payment upon the Common Stock or any other stock ranking on liquidation or as to dividends or distributions junior to the Series A Convertible Preferred Stock (any such stock, together with the Common Stock, being referred to hereinafter as "Junior Stock"). If there shall be outstanding shares of any class or series of capital stock which is entitled to share ratably with the Series A Convertible Preferred Stock in the payment of dividends or distributions or upon liquidation ("Parity Securities"), no full dividends shall be declared or paid or set apart for payment on any such securities unless dividends have been or contemporaneously are ratably declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Convertible Preferred Stock.

     3.   LIQUIDATION PREFERENCE.

          (a) In the event of any bankruptcy, liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, each holder of Series A Convertible Preferred Stock at the time thereof shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of the Common Stock or other Junior Stock by reason of their ownership of such stock, an amount per share of Series A Convertible Preferred Stock equal to the sum of (x) the applicable Stated Value plus any declared and unpaid dividends to the date of liquidation, plus
(y) 10% of such Stated Value per annum, calculated from the date of issuance of such share through date of payment of the liquidation preference as set forth in this Section 3 (the "Liquidation Preference"). After the payment of the full Liquidation Preference on account of all shares of Series A Convertible Preferred Stock as set forth in this Section 3 and any preferential amounts to which the holders of Parity Securities are entitled, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock. If the assets and funds legally available for distribution among the holders of Series A Convertible Preferred Stock shall be insufficient to permit the payment to the holders of the full aforesaid preferential amount, then the assets and funds shall be distributed ratably among holders of Series A Convertible Preferred Stock in proportion to the number of shares of Series A Convertible Preferred Stock owned by each holder. If the assets and funds of the Corporation available for distribution to stockholders upon any bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to permit the payment to holders of the full aforesaid preferential amount and amounts payable to holders of outstanding Parity Securities, the holders of Series A Convertible Preferred Stock and the holders of such other Parity Securities shall share ratably (and ratably as to cash, in-kind or other distributions) in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

          (b) Except as described in the following sentence, a merger, recapitalization, reorganization, sale of voting control to a single buyer or a group of related buyers in one or a series of related transactions, or other business combination transaction involving the Corporation in which the shareholders of the Corporation immediately prior to the consummation of such transaction do not own at least a majority of the outstanding shares of the surviving corporation or the Corporation (as applicable) immediately following the consummation of such transaction or sale of all or substantially all of the assets of the Corporation (collectively, a "Liquidation Event") shall be deemed to be a liquidation of the Corporation. Notwithstanding the foregoing, the following shall not be deemed to be a Liquidation Event: (i) a merger, recapitalization, sale of voting control or other business combination transaction with an Affiliate (as such term is defined in Section 12b-2 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended) of UBS, or (ii) a merger of the Corporation with a public company (A) in which the merger consideration to be received by the holders of the Series A Convertible Preferred Stock is fully registered marketable securities (the "Merger Shares") which are not subject to any restrictions on transfer, (B) in which the value of such merger consideration for each share of Series A Convertible Preferred Stock, valued at the average closing price of the Merger Shares for the 30 days prior to the consummation of the merger, or such lesser period which follows the public announcement of the merger, is greater than 110% of the Liquidation Preference per share as of the date of consummation of the merger, and (C) with aggregate trading volume for the 30 calendar days prior to the merger date of at least 10 times the aggregate number of Merger Shares received by all holders of Series A Convertible Preferred Stock.

          (c) In any Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

               (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by subsection (ii) below:

                     (A) If traded on a securities exchange or through The Nasdaq National Market or Small Cap Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event;

                     (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event; and

                     (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Series A Convertible Preferred Stock.

               (ii) The method of valuation of securities subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in subsections (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Series A Convertible Preferred Stock.

     4.   VOTING RIGHTS.

          In addition to any voting rights provided elsewhere herein or in the Corporation's Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), and any voting rights provided by law, the holders of shares of Series A Convertible Preferred Stock shall have the following voting rights:

          (a)  Election of Directors.

               (i) Subject to the terms hereof, the holders of the Series A Convertible Preferred Stock, voting as a single class, shall have the right to elect two directors (in addition to the directors elected by the holders of Common Stock or any other capital stock of the Corporation), with each holder of a share of Series A Convertible Preferred Stock entitled to one vote per share held by such holder.

               (ii) Any director elected by the holders of shares of Series A Convertible Preferred Stock shall be referred to herein as a "Series A Preferred Director." Subject to Section 4(a)(v), the initial term of each director to be appointed pursuant to Section 4(a)(i) will commence upon his/her election by the Series A Convertible Preferred Stock and shall expire at the first annual meeting of stockholders of the Corporation following his/her election. Upon expiration of the initial term of such Series A Preferred Director, so long as the Series A Convertible Preferred Stock is outstanding, the holders of the Series A Convertible Preferred Stock shall have the right to elect a Series A Preferred Director to replace such director in the same manner described above in Section 4(a)(i). Subject to Section 4(a)(v), a Series A Preferred Director so elected shall hold office for a term expiring at the annual meeting of stockholders in the year following the election of such director. Notwithstanding the foregoing, but subject to Section 4(a)(v), a Series A Preferred Director elected under Section 4(a)(i) shall serve until such Series A Preferred Director's successor is duly elected and qualified or until such director's earlier removal as provided in Section 4(a)(iii) or death or resignation and, in the event a vacancy occurs, a replacement Series A Preferred Director shall be selected as provided in Section 4(a)(i).

               (iii) A Series A Preferred Director may be removed by, and shall not be removed except by, the vote of the holders of record of a majority of the outstanding shares of Series A Convertible Preferred Stock, voting together as a single class.

               (iv) The Corporation shall at all times reserve and keep available two vacant seats on the Board of Directors solely for the purpose of enabling the holders of the Series A Convertible Preferred Stock to designate a Series A Preferred Director as provided in this Section 4(a).

               (v) This Section 4(a) shall survive a Qualified Public Offering (as defined in Section 5(b) below) and until such time thereafter as the holders of Series A Convertible Preferred Stock and their Affiliates own in the aggregate less than 25% of their initial holdings of Series A Shares determined after the Subsequent Closing (as defined in the Series A Stock Purchase Agreement).

          (b)  Certain Corporate Actions.

               Until a Qualified Public Offering or until such time as less than an aggregate of 50% of the number of shares of Series A Convertible Preferred Stock issued pursuant to the Series A Stock Purchase Agreement (as adjusted in connection with the events described in Section 6) determined after the Subsequent Closing are outstanding, the Corporation shall not, and shall not permit any of its subsidiaries to, without first obtaining the affirmative vote or written consent of the holders of a majority of the shares of Series A Convertible Preferred Stock, voting as a single class in accordance with Section 4(d):

                    (A) amend, repeal, modify or supplement any provision of the Certificate of Incorporation (including any certificate of designation forming a part thereof), the Bylaws of the Corporation, or any successor certificate of incorporation or bylaws or this Amended and Restated Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series A Convertible Preferred Stock (the "Amended and Restated Certificate of Designation");

                    (B) authorize or permit the Corporation or any subsidiary of the Corporation to issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor, other than (i) shares of Series A Convertible Preferred Stock pursuant to the Series A Stock Purchase Agreement, (ii) Common Stock upon conversion of the Series A Convertible Preferred Stock or the Series B Convertible Preferred Stock or upon the exercise of stock options to purchase up to 4,243,037 shares of Common Stock, (iii) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the Series A Preferred Directors), (iv) up to $15 million of Common Stock, issued as consideration for any acquisition approved by a majority of the Board of Directors (without the affirmative vote of the Series A Preferred Directors), provided such Common Stock is valued at no less than the greater of (1) the Stated Value (as adjusted for stock splits, combinations, stock dividends and the like) and (2) the average of the closing price for the Common Stock for the 30 days prior to the issuance,
     (v) a warrant to purchase 210,000 shares of Common Stock to Spinway, Inc. (the "Spinway Warrant"), (vi) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, or (vii) shares of Common Stock in exchange for shares of common stock, par value $.001 per share ("Tutopia Stock"), of Tutopia.com, Inc. ("Tutopia") upon a change-in-control of the Corporation pursuant to the Stockholders Agreement, dated as of April 24, 2000, by and among the Corporation, Tutopia and the other parties signatory thereto (the "Tutopia Stockholders Agreement");

                    (C) reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Series A Convertible Preferred Stock;

                    (D) authorize or effect, in a single transaction or through a series of related transactions, (1) a liquidation, winding up or dissolution of the Corporation or adoption of any plan for the same; (2) a Liquidation Event; or (3) any direct or indirect purchase or other acquisition by the Corporation or any of its subsidiaries of any capital stock (other than the Series A Convertible Preferred Stock or Series B Convertible Preferred Stock pursuant to its terms);

                    (E) enter into or otherwise become a party to any agreement whereby any shareholder or shareholders of the Corporation shall transfer capital stock of the Corporation to an independent third party or a group of independent third parties pursuant to which such parties acquire capital stock of the Corporation possessing the voting power to elect a majority of the Board of Directors;

                    (F) declare or pay or set aside for payment any dividend or distribution or other payment upon the Common Stock or upon any other Junior Stock, nor redeem, purchase or otherwise acquire any Common Stock or other Junior Stock for any consideration (or pay or make available any moneys, whether by means of a sinking fund or otherwise, for the redemption of or other distribution or payment with respect to any shares of any Common Stock or other Junior Stock), except for the repurchase of shares of Common Stock from directors, consultants or employees of the Corporation or any subsidiary pursuant to agreements approved by the disinterested directors on the Board of Directors, under which the Corporation has the right to repurchase such shares upon the occurrence of certain events, including but not limited to, termination of employment or services;

                    (G) approve the annual budget of the Corporation and its subsidiaries (the "Annual Budget");

                    (H) enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                    (I) dismiss or hire or modify or enter into any employment agreement, non-competition agreement, bonus or stock issuance arrangements or other compensation (including, without limitation, fringe benefit) arrangements with its President, Chief Executive Officer or Chief Financial Officer, or other equivalent or senior level officer;

                    (J) permit the creation or existence of any lien, mortgage, pledge, hypothecation, assignment, security interest, charge or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on any of the Corporation's or any of its subsidiaries' assets with an aggregate value in excess of $15 million, except as part of any financing in the ordinary course of business;

                    (K) make any capital expenditure in any fiscal year in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                    (L) acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                    (M) incur indebtedness for borrowed money (including, without limitation, any capitalized lease obligations, accounts receivable financing or other asset-backed financing), any guarantee or other similar contingent obligation or any lease financing (whether a capitalized lease, operating lease, pursuant to a sale leaseback arrangement or otherwise), in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                    (N) amend, supplement, restate, revise, waive or otherwise modify any stock option plan, agreement or other arrangement of the Corporation (each, a "Stock Option Plan"), as in effect on __________, 2001;

                    (O) create or adopt any stock option plan, stock appreciation rights plan, bonus plan or similar plan that was not in existence on __________, 2001, except as approved by the Compensation Committee of the Board of Directors;

                    (P) dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

                    (Q) liquidate, dissolve or voluntarily elect to commence bankruptcy or insolvency proceedings under applicable laws;

                    (R) change in any material respect the nature of the business of the Corporation and its subsidiaries taken as a whole;

                    (S) enter into any transaction, or any agreement or understanding with any affiliate of the Corporation or any subsidiary thereof, other than a wholly-owned subsidiary of the Corporation;

                    (T) (i) solicit or negotiate any inquiries or proposals with respect to (x) any direct or indirect issuance, sale, disposition or redemption of any securities of Latin Guide, Inc. ("LGI"), Tutopia or any of Tutopia's subsidiaries, (y) the direct or indirect sale or disposition of all or any material portion of the assets or business of LGI, Tutopia or any of Tutopia's subsidiaries, or (z) any merger, reorganization, consolidation or recapitalization or other similar transaction involving LGI, Tutopia or any of Tutopia's subsidiaries; or (ii) discuss with or provide to any person or entity information of LGI, Tutopia or any of Tutopia's subsidiaries with respect to or in contemplation of any of the foregoing; or

                    (U)  agree to do any of the foregoing.

          (c) Additional Voting Rights. Except as required by law, the holders of Series A Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote together as a single class with the holders of Common Stock (and any other capital stock of the Corporation entitled to vote), on an as-converted basis, upon any matter submitted to the stockholders for a vote as follows: (i) the holders of the Series A Convertible Preferred Stock shall have one (1) vote for each full share of Common Stock into which their respective shares of Series A Convertible Preferred Stock are convertible on the record date for the vote and
(ii) the holders of Common Stock shall have one (1) vote per share of Common Stock.

     5.   CONVERSION.

          Shares of Series A Convertible Preferred Stock may be converted into shares of Common Stock, on the terms and conditions set forth in this Section 5.

          (a) Optional Conversion. (i) At any time and from time to time, each holder of shares of Series A Convertible Preferred Stock may, upon 30 days' notice to the Corporation, convert all or any portion of such shares held by such holder into the number of shares of Common Stock determined by dividing (x) the applicable Stated Value multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c).

               (ii) References in this Section 5 to "Common Stock" shall include all stock or other securities or property (including cash) into which Common Stock is converted following any merger, reorganization or reclassification of the capital stock of the Corporation.

          (b) Mandatory Conversion. Each share of Series A Convertible Preferred Stock shall automatically be converted into such number of shares of Common Stock as is determined by dividing (x) the applicable Stated Value multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c), without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, upon the closing of an underwritten public offering of shares of Common Stock for which the Corporation has obtained a firm commitment from one or more underwriter(s) for at least $60 million of Common Stock and in which the Corporation receives gross proceeds from the sale of Common Stock to the public of at least $45 million (before deduction of underwriter's discounts and commissions), and which values the equity of the Corporation at no less than $200 million pre-offering (a "Qualified Public Offering"). Except for the purposes of the calculation in the immediately preceding sentence, in the event of a Qualified Public Offering, the person(s) entitled to receive the Common Stock issuable upon conversion of Series A Convertible Preferred Stock shall not be deemed to have converted such Series A Convertible Preferred Stock until the closing of such offering.

          (c) Conversion Price. The Conversion Price per share for the Class I Preferred and Class II Preferred shall be Three and 50/100 Dollars ($3.50), subject to adjustment as provided in Section 6 hereof.

          (d) Common Stock. The Common Stock to be issued upon conversion hereunder shall be fully paid and nonassessable.

          (e)  Procedures for Conversion.

               (i) In order to convert shares of Series A Convertible Preferred Stock into shares of Common Stock pursuant to Section 5(a) (or, in the case of an automatic conversion pursuant to Section 5(b), to receive a certificate for such holder's shares of Common Stock outstanding as a result of such conversion), the holder shall surrender the certificate or certificates therefore, duly endorsed for transfer, at any time during normal business hours, to the Corporation at its principal or at such other office or agency then maintained by it for such purpose (the "Payment Office"), accompanied, in the case of a conversion pursuant to Section 5(a), by written notice to the Corporation of such holder's election to convert and (if so required by the Corporation or any conversion agent) by an instrument of transfer, in form reasonably satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by his duly authorized attorney, and any taxes required pursuant to Section 5(e)(iii). As promptly as practicable after the surrender for conversion of any share of Series A Convertible Preferred Stock in the manner provided in the preceding sentence, and the payment in cash of any amount required by the provisions of Section 5(e)(iii), but in any event within five Trading Days of such surrender for payment, the Corporation will deliver or cause to be delivered at the Payment Office to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares in proper order for conversion, and all rights of the holder of such shares as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the Conversion Price in effect at such time on such succeeding day.

          For purposes hereof, "Trading Day" shall mean (i) any day on which stock is traded on the principal stock exchange on which the Common Stock is listed or admitted to trading, (ii) if the Common Stock is not then listed or admitted to trading on any stock exchange but is traded on the Nasdaq Stock Market, any day on which stock is traded on the Nasdaq Stock Market, or (iii) if the Common Stock is not then traded on the Nasdaq Stock Market, any day on which stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

               (ii) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Series A Convertible Preferred Stock. At the Corporation's discretion, in the event the Corporation determines not to issue fractional shares, in lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of the Common Stock on the date of conversion.

               (iii) The issuance of certificates for shares of Common Stock upon conversion shall be made without charge for any issue, stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of record of the shares converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

          (f) Reservation of Stock Issuable Upon Conversion. Subject to the limitation set forth in the last sentence of this Section 5(f), the Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred Stock, 7,142,857 shares of Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Convertible Preferred Stock without regard to whether the holders of Series A Convertible Preferred Stock are then entitled to convert, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding shareholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval and upon such approval, the Corporation shall reserve and keep available such additional shares solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred Stock.

          (g)  Merger, Etc.

               (i) Notwithstanding any other provision hereof, in case of any merger or other business combination transaction involving the Corporation which does not constitute a Liquidation Event, then, concurrently with the consummation of such transaction, provision shall be made so that each share of Series A Convertible Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series A Convertible Preferred Stock would have been entitled assuming conversion immediately prior to the closing of the transaction.

               (ii) In case of any merger or other business combination transaction involving the Corporation which does not constitute a Liquidation Event, in which the Corporation is not the surviving entity, and the Corporation or the holders do not otherwise convert all outstanding shares of Series A Convertible Preferred Stock, the Series A Convertible Preferred Stock shall be converted into or exchanged for and shall become shares of the surviving corporation having, in respect of the surviving corporation, substantially the same powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series A Convertible Preferred Stock had immediately prior to such transaction.

     6.   ADJUSTMENTS.

          The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 6. The Corporation shall give holders of Series A Convertible Preferred Stock notice of any event described below which requires an adjustment pursuant to this Section 6 at the time of such event.

          (a) Definitions. As used in this Section 6, the following terms have the respective meanings set forth below:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Closing (as defined in the Series A Stock Purchase Agreement).

          "Convertible Securities" shall mean evidences of indebtedness, shares of stock of other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of Series A Convertible Preferred Stock outstanding on such date and other securities convertible into, or options or warrants to purchase, shares of Common Stock outstanding on such date, whether or not such options, warrants or other securities are presently convertible or exercisable.

          "Other Property" shall have the meaning set forth in Section 6(i).

          "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Corporation or any subsidiary of the Corporation, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Overage" shall mean the total number of shares of Common Stock issued in connection with the Subject Transactions above the Share Allowance.

          "Permitted Issuances" shall mean (i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under Stock Option Plan, (ii) shares of Common Stock issued in connection with the Subject Transactions or issuable in connection with a Qualified Public Offering, (iii) shares of Common Stock issued upon conversion of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, (iv) securities issued as consideration for any acquisition approved by a majority of the Board of Directors

(including the affirmative vote of the Series A Preferred Directors), (v) the issuance on or after June 15, 2000 of an aggregate of up to 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors, (vi) the issuance on or after June 15, 2000 of an aggregate of up to another 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors (including the affirmative vote of the Series A Preferred Directors), (vii) the Spinway Warrant, (viii) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, and (ix) such other issuances as shall be approved in advance by a majority of the shares of Series A Convertible Preferred Stock, voting as a single class.

          "Qualified Private Offering" shall mean a private equity offering resulting in gross proceeds to the Corporation of at least $30 million, in which the securities issued contain anti-dilution provisions no more favorable to the investor than the anti-dilution provisions of the Series A Convertible Preferred Stock which take effect following the consummation of a Qualified Private Offering.

          "Share Allowance" shall mean 428,571 shares of Common Stock.

          "Stock Option Plan" shall mean the IFX Corporation Directors Stock Option Plan, the 1998 IFX Corporation Stock Option and Incentive Plan, as amended, and the IFX Corporation 2001 Option Plan.

          "Subject Transactions" shall mean (i) any acquisition consummated prior to the filing hereof, including, without limitation, the acquisitions of Mr. Help Informatica S/C Ltda., Zupernet Ltda. and Redescape, L.L.C., (ii) the Consulting Agreement, dated as of May 27, 1999 by and between the Corporation and Brian Reale and (iii) the conversion of Tutopia Stock into Common Stock pursuant to the Tutopia Stockholders Agreement.

          (b) Stock Dividends, Subdivisions and Combinations. If at any time the Corporation shall:

               (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

               (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

               (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the applicable Conversion Price immediately after the occurrence of any such event shall be adjusted to equal the product of (A) the Conversion Price immediately prior to the occurrence of such event and (B) a fraction, the numerator of which shall be the number of Fully Diluted

Outstanding shares of Common Stock immediately prior to the occurrence of such event and the denominator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately after the occurrence of such event.

          (c) Issuance of Additional Shares of Common Stock. (i) In the event that prior to the consummation of or in connection with a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to the consideration per Additional Share of Common Stock paid for such Additional Shares of Common Stock.

               (ii) In the event that following the consummation of a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of Fully Diluted Outstanding shares of Common Stock immediately prior to such issue or sale multiplied by the then existing Conversion Price plus (y) the aggregate consideration, if any, received by the Corporation upon such issue or sale, by
(B) the total number of Fully Diluted Outstanding shares of Common Stock outstanding immediately after such issue or sale.

               (iii) The provisions of this Section 6(c) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 6(b). No adjustment shall be made under this Section 6(c) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 6(d) or Section 6(e).

          (d) Issuance of Warrants or Other Rights. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the applicable Conversion Price in effect immediately prior to the time of such distribution, issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest price per share at which such Additional Shares of Common Stock are issuable to such holders, and (iii) the Corporation shall have received all of the consideration, if any, payable for such warrants or other rights as of the date of the actual issuance thereof. No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

          (e) Issuance of Convertible Securities. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (iii) the Corporation shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No further adjustment of the Conversion Price shall be made under this Section 6(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 6(d). No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase or any warrant or other right to purchase any such Convertible Securities for which adjustments thereof have been or are to be made pursuant to other provisions of this Section 6, no further adjustments shall be made by reason of such issue or sale.

          (f) Superseding Adjustment. If, at any time after any adjustment of the applicable Conversion Price shall have been made pursuant to Section 6(d) or 6(e) as the result of any issuance of warrants, rights or Convertible Securities, and either

               (i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

               (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or such other Convertible Securities, shall be increased or decreased by virtue of provisions therein contained, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the applicable Conversion Price, on the basis of

               (iii) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, an d

               (iv) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities.

          (g) Subject Transactions Adjustment. If the Corporation issues a number of shares of Common Stock greater than the Share Allowance in connection with the Subject Transactions, the Conversion Price shall be adjusted to a dollar amount resulting from the following:

                             $40,464,918
                  ------------------------------------------
                  1.010948(12,919,702 + Overage) - 1,500,000

Notwithstanding the foregoing, an adjustment under this subsection (g) shall only be made to the extent such adjustment results in a reduction of the then current Conversion Price.

          (h) Other Provisions Applicable to Adjustments Under This Section. The following provisions shall be applicable to the making of adjustments provided for in this Section 6:

               (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Corporation issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors, of such portion of the assets and business of the nonsurviving corporation as the Board of Directors in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights plus the additional consideration payable to the Corporation upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration, if any, received by the Corporation for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

               (ii) When Adjustments to Be Made. The adjustments required by this Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

               (iii) When Adjustment Not Required. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

               (iv) Escrow of Common Stock. If after any property becomes distributable as a result of the provisions of this Section 6 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of shares of Series A Convertible Preferred Stock exercises its conversion rights pursuant to Section 5, any Additional Shares of Common Stock issuable and other property distributable upon exercise by reason of such adjustment shall be held in escrow for such holder by the Corporation to be issued to such holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned.

               (v) Challenge to Good Faith Determination. Whenever the Board of Directors shall be required to make a determination in good faith of the fair value of any item under this Section 6, such determination may be challenged in good faith by a holder of shares of Series A Convertible Preferred Stock, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Corporation and acceptable to such holder.

          (i) Other Action Affecting Common Stock. In case at any time or from time to time the Corporation shall take any action in respect of its Common Stock, other than any action described in this Section 6 for which a specific adjustment is provided, then, unless such action will not have a materially adverse effect upon the rights of the holders of shares of Series A Convertible Preferred Stock, the number of shares of Common Stock or other stock into which such shares of Series A Convertible Preferred Stock are convertible and/or the applicable Conversion Price shall be adjusted in such manner as may be equitable in the circumstances.

          (j) Certain Limitations. Notwithstanding anything herein to the contrary, the Corporation shall not enter into any transaction which, by reason of any adjustment hereunder, would cause the applicable Conversion Price to be less than the par value per share of Common Stock.

          (k) Notice of Adjustments. Whenever the number of shares of Common Stock into which shares of Series A Convertible Preferred Stock are convertible or whenever the applicable Conversion Price shall be adjusted pursuant to this
Section 6, the Corporation shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors determined the fair value of any consideration referred to in
Section 6(h)(i)), specifying any change in the applicable Conversion Price or the number of shares of Common Stock into which shares of Series A Convertible Preferred Stock are convertible and (if such adjustment was made pursuant to Section 5(g)(i) or 6(h)) describing the number and kind of any other shares of stock or Other Property into which shares of Series A Convertible Preferred Stock are convertible, and any change in the applicable Conversion Price or prices thereof, after giving effect to such adjustment or change. The Corporation shall promptly cause a signed copy of such certificate to be delivered to the holders of Series A Convertible Preferred Stock. The Corporation shall keep at the Payment Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the holders of Series A Convertible Preferred Stock or any prospective purchaser of shares of Series A Convertible Preferred Stock designated by such holders.

     7.   TRIGGERING EVENTS.

          Any of the following actions or events shall constitute a "Triggering Event" for purposes hereof:

          (a) Failure to Pay Dividends. The Corporation shall fail to pay any dividend on any Series A Convertible Preferred Stock which it is required to pay in accordance with Section 2 for any reason, including but not limited to, that such payment is prohibited by applicable law or the Board of Directors elect not to pay such dividend, or shall otherwise violate any term of Section 2 and such failure shall not be cured within a period of 30 days after such violation (which cure shall be effected in a manner ensuring the holders the same yield as if such violation had not occurred).

          (b) Failure of Voting Rights. The Corporation shall enter into any transaction or take any action required to be approved by holders of Series A Convertible Preferred Stock without obtaining the requisite approval of the holders of the Series A Convertible Preferred Stock.

          (c) Failure to Convert. The Corporation shall fail for any reason to issue Common Stock as required under Section 5 upon the request of any holder of Series A Convertible Preferred Stock as provided in Section 5 or shall fail for any reason to comply in any material respect with any term of Section 5(f) or any other term of Section 5 hereof.

          (d) Registration Rights Agreement. The Corporation shall fail in any material respect to comply with the rights of the holders of Series A Convertible Preferred Stock pursuant to the Amended and Restated Registration Rights Agreement, dated as of _________, 2001, among the Corporation, UBS and other stockholders of the Corporation, and such failure shall continue for a period of 30 days after notice from any such holder.

          (e) Series A Stock Purchase Agreement. The Corporation shall fail to comply with Section 3, 6(e) or 6(g) of the Series A Stock Purchase Agreement and such failure shall continue for a period of 30 days after notice from the Purchasers or the representations made under Section 4(c) or 4(u) of the Series A Stock Purchase Agreement shall prove to have been incorrect or misleading in any material respect when made pursuant thereto or any other material representation made under the Series A Stock Purchase Agreement shall prove to have been incorrect or misleading in any substantial material respect when made.

          (f) Notwithstanding the foregoing, if the Series A Preferred Directors affirmatively vote in favor of a transaction or other action by the Corporation which would constitute a Triggering Event under Section 7(b) or 7(d), such action or event shall not be considered a Triggering Event.

     8.   REMEDIES.

          (a) In the event that a Triggering Event described in Section 7 shall occur and be continuing, each holder of Series A Convertible Preferred Stock shall be entitled to receive all cash and other dividends, distributions and other payments which would be paid or payable to a holder of a number of shares of Common Stock into which the shares of Series A Convertible Preferred Stock held by such holder are convertible at such time (without regard to the number of shares of Common Stock which are authorized or reserved for issuance at such time).

          (b) Upon the occurrence and during the continuance of any Triggering Event, the size of the Board of Directors shall immediately be increased by the minimum number of directors which, if all of such additional directors were deemed "Series A Preferred Directors," would result in Series A Preferred Directors constituting a majority of the Board of Directors and the holders of Series A Convertible Preferred Stock shall be entitled to appoint such newly created directors; provided, however, that upon the occurrence of any Triggering
                   --------  -------
Event which is also a "Triggering Event" as defined in the Series B Certificate, the holders of the Series A Convertible Preferred Stock and the holders of the Series B Convertible Preferred Stock shall be entitled to appoint, by voting together as a single class, a majority of the Board of Directors with each of such holders having one vote for each full share of Common Stock into which their shares of Series A Convertible Preferred Stock and/or Series B Convertible Preferred Stock, as the case may be, are convertible on the record date for the vote.

          (c) Upon the occurrence and during the continuance of any Triggering Event, any holder of shares of Series A Convertible Preferred Stock, at its election, may, by notice to the Corporation (the "Put Notice"), demand repurchase of all or any portion of such holder's shares of Series A Convertible Preferred Stock for a cash purchase price in an amount per share equal to the Liquidation Preference. The Corporation shall, on the date (not less than 10 business days after the date of the Put Notice) designated in such Put Notice, repurchase from the Holder such holder's shares of Series A Convertible Preferred Stock specified in the Notice. On the date of any repurchase of shares of Series A Convertible Preferred Stock pursuant to this Section 8(c), the holder thereof shall surrender for redemption a certificate for the number of shares of Series A Convertible Preferred Stock being redeemed, without any representation or warranty (other than that the holder has good and marketable title thereto, free and clear of liens, encumbrances and restrictions of any kind), against payment therefor of the repurchase price by, at the option of the holder, (i) wire transfer to an account designated by the holder for such purpose or (ii) a certified or official bank check payable to the order of the holder. If less than all of the holder's shares of Series A Convertible Preferred Stock represented by a single certificate are being redeemed, the Corporation shall cancel such certificate and issue in the name of, and deliver to, the holder a new certificate for the portion not being redeemed. At any time following delivery of a Put Notice but prior to the date of repurchase, any holder of Series A Convertible Preferred

Stock may, by notice to the Corporation, withdraw the repurchase demand contained in the Put Notice.

          (d) The Corporation stipulates that the remedies at law of each holder of Series A Convertible Preferred Stock in the event of any Triggering Event or threatened Triggering Event or otherwise or other failure in the performance of or compliance with any of the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without requiring any holder to post a bond or other security except to the extent required by applicable law.

          (e) Any holder of Series A Convertible Preferred Stock shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with any Triggering Event or enforcement by such holder of any obligation of the Corporation hereunder.

          (f) No failure or delay on the part of any holder of Series A Convertible Preferred Stock in exercising any right, power or remedy hereunder or under applicable law or otherwise shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise.

     9.   PREEMPTIVE RIGHT.

          (a) Each holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock, shall have a right of first refusal (the "Preemptive Right") to purchase its pro rata share, based on such holder's percentage ownership interest in the Corporation, of New Securities (as defined below) which the Corporation, from time to time, proposes to sell and issue (subject to such requirements and restrictions imposed by the Securities Act of 1933, as amended, and state securities laws and to the actual issuance of the New Securities). The pro rata shares of any holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock, for purposes of this Preemptive Right, shall be the ratio of (i) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series A Convertible Preferred Stock or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities, to (ii) the total number of shares of Common Stock issued and outstanding immediately prior to the issuance of the New Securities, determined on a fully diluted basis after giving effect to the exercise in full of then outstanding options and warrants and the conversion of all securities convertible into shares of Common Stock; provided, however, that if any holder of Series A Convertible Preferred Stock or
--------  -------
Common Stock issued upon conversion of Series A Convertible Preferred Stock does not elect to purchase its entire pro rata share of such New Securities, then each other holder that has elected to purchase its entire pro rata share shall have the right to purchase up to a number of such unpurchased portion, in addition to its own, in the proportion that (1) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series A Convertible Preferred Stock or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities bears to (2) the number of shares of Common Stock owned, of record or beneficially, by all holders of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock (including all shares issuable upon conversion of the Series A Convertible Preferred Stock or the exercise or conversion of any other option, warrant or convertible security held by such holders) immediately prior to the issuance of the New Securities. The overallotment mechanism set forth in this paragraph shall be repeatedly applied until all New Securities available for purchase by holders of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock have been purchased or no holders remain who have indicated a desire to purchase any unsubscribed for portion in their notice to the Corporation.

          (b) "New Securities" shall mean (a) any capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock and (b) so-called "high yield" bonds, debt instruments with equity like features or other similar debt instruments, which bear a rating lower than investment-grade or are unrated, issued by the Corporation; provided, however, that the term "New Securities" does not include
             --------  -------
(i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering,
(iii) shares of Common Stock issued upon conversion of Series A Convertible Preferred Stock or Series B Convertible Preferred Stock, (iv) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the Series A Preferred Directors ),
(v) the Spinway Warrant, (vi) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (vii) shares of Common Stock in exchange for shares of Tutopia Stock upon a change-in-control of the Corporation pursuant to the Tutopia Stockholders Agreement, or (viii) any shares of capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock after first receiving the affirmative vote or written consent of the holders of a majority of the shares of Series A Convertible Preferred Stock.

          (c) In the event the Corporation proposes to undertake an issuance of New Securities, it shall give each holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock written notice of its intention, describing the type of New Securities and the price and the terms upon which the Corporation proposes to issue the same. Each such holder shall have twenty (20) business days from the date of receipt of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Corporation and stating therein the quantity of New Securities to be purchased.

          (d) The Corporation shall have ninety (90) days after expiration of the twenty (20) business day period described in Section 9(c) to sell any New Securities with respect to which a Preemptive Right was not exercised, at a price not less than and upon terms no more favorable in the aggregate to the purchasers thereof than specified in the Corporation's notice. To the extent the Corporation does not sell all the New Securities offered within said ninety (90) day period, the Corporation shall not thereafter issue or sell such New Securities without first again offering such securities to each holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock in the manner provided above.

          (e) The rights granted under this Section 9 to each holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock shall expire upon the earlier of (i) the closing of a Qualified Public Offering and (ii) such time as there is no longer outstanding at least 50% of the number of shares of Series A Convertible Preferred Stock (including, for this purpose, Common Stock issued upon conversion of the Series A Convertible Preferred Stock) issued pursuant to the Series A Stock Purchase Agreement (as adjusted in connection with the events described in Section 6) determined after the Subsequent Closing (as defined in the Series A Stock Purchase Agreement).


     10.  RANKING.

          The Series A Convertible Preferred Stock shall rank pari passu with the Series B Convertible Preferred Stock of the Corporation (which shall constitute Parity Securities for purposes hereof) with respect to amounts receivable upon a Liquidation Event, dividends, rights and remedies upon Triggering Event or for any other purpose.

                                                                       Exhibit C

                                IFX CORPORATION

                     1998 STOCK OPTION AND INCENTIVE PLAN

                          (as amended on _____, 2001)


1.  Preamble.
    --------

     IFX Corporation, a Delaware corporation (the "Company"), hereby establishes the IFX Corporation Stock Option and Incentive Plan (the "Plan") as a means whereby the Company may, through awards of (i) incentive stock options within the meaning of section 422 of the Code (as herein defined), (ii) stock appreciation rights, (iii) non-qualified stock options, (iv) restricted stock, and (v) phantom stock:

          (a) provide employees of the Company and its subsidiaries with additional incentive to promote the success of the Company's and its subsidiaries' businesses and encourage such employees to remain in the employ of the Company and its subsidiaries;

          (b) provide incentive for potential employees to accept employment with the Company;

          (c) provide Directors of the Company who are not otherwise employees of the Company with additional incentive to promote the success of the Company's business; and

          (d) provide consultants and other independent contractors who provide services to the Company with additional incentive to promote the success of the Company's business.

     The provisions of this Plan do not apply to or affect any option, stock appreciation right, or stock heretofore or hereafter granted under any other stock plan of the Company or any subsidiary, and all such options, stock appreciation right or stock continue to be governed by and subject to the applicable provisions of the plan or agreement under which they were granted.

2.   Definitions.
     -----------

     2.01 "Board" or "Board of Directors" means the board of directors of the Company.

     2.02 "Cause" means, as determined in the sole discretion of the Board, a Participant's (a) commission of a felony; (b) material or repeated dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as an employee, Officer, Director, consultant or independent contractor; (d) violation of a material condition of employment; (e) unauthorized use of trade secrets or confidential information; or (f) aiding a competitor of the Company or any Subsidiary.

     2.03 "Change in Control" means the occurrence of any one of the following events: (a) any consolidation, merger or other similar transaction involving the Company, if the Company is not the continuing or surviving corporation, or which contemplates that all or substantially all of the business and/or assets of the Company will be controlled by another corporation; (b) any sale, lease, exchange or transfer (in one transaction or series of related transactions) of all or substantially all of the assets of the Company; (c) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company, unless such plan or proposal is abandoned within 60 days following such approval; (d) the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 25% or more of the outstanding shares of voting stock of the Company; provided, however, that for purposes of the foregoing, "person" excludes UBS Capital Americas III, L.P., UBS Capital, LLC, Lee S. Casty, the Casty Grantor Subtrust, International Technology Investments, LC or any of their Affiliates, any underwriter purchasing shares of the Company with the intent of reselling them, or (e) if, during any period of 24 consecutive calendar months commencing on the date of this Agreement, those individuals (the "Continuing Directors") who either (i) were directors of the Company on the first day of each such period, or (ii) subsequently became directors of the Company and whose actual election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of the Company, cease to constitute a majority of the board of directors of the Company.

     2.04 "Code" means the Internal Revenue Code of 1986, as it exists now and as it may be amended from time to time.

     2.05 "Committee" means the committee comprised of two or more Directors appointed by the Board to administer the Plan.

     2.06 "Common Stock" means the common stock of the Company, $.02 par value per share.

     2.07 "Company" means IFX Corporation, a Delaware corporation, and any successor thereto.

     2.08  "Director" means a member of the Board.

     2.09 "Disability" means disability as defined in the Company's long-term disability plan then in effect.

     2.10 "Exchange Act" means the Securities Exchange Act of 1934, as it exists now or from time to time may hereafter be amended.

     2.11  "Fair Market Value" means for the relevant day:

           (a) If shares of Common Stock are listed or admitted to unlisted trading privileges on any national or regional securities exchange, the last reported sale price, regular way, on the composite tape of that exchange on the day Fair Market Value is to be determined;

           (b) If the Common Stock is not listed or admitted to unlisted trading privileges as provided in paragraph (a), and if sales prices for shares of Common Stock are reported by the National Association of Securities Dealers, Inc. Automated Quotations, Inc. National Market System ("Nasdaq System"), then the last sale price for Common Stock reported as of the close of business on the day Fair Market Value is to be determined, or if no such sale takes place on that day, the average of the high bid and low asked prices so reported and, if Common Stock is not traded on that day, the next preceding day on which such stock was traded; or

           (c) If trading of the Common Stock is not reported by the Nasdaq System or on a stock exchange, Fair Market Value will be determined by the Committee in its discretion based upon the best available data.

     2.12 "ISO" means incentive stock options within the meaning of Section 422 of the Code.

     2.13  "Naked SAR" means a SAR issued not in connection with an ISO or NSO.

     2.14 "NSO" means non-qualified stock options, which are not intended to qualify under Section 422 of the Code.

     2.15 "Option" means the right of a Participant, whether granted as an ISO or an NSO, to purchase a specified number of shares of Common Stock, subject to the terms and conditions of the Plan.

     2.16 "Option Date" means the date upon which an Option, SAR, Restricted Stock or Phantom Stock is awarded to a Participant under the Plan.

     2.17 "Option Price" means the price per share at which an Option may be exercised.

     2.18 "Participant" means an individual to whom an Option, SAR, Phantom Stock or Restricted Stock has been granted under the Plan.

     2.19 "Phantom Stock" means a hypothetical share of Common Stock issued as phantom stock under the Plan.

     2.20 "Plan" means the IFX Corporation Stock Option Plan, as set forth herein and as from time to time amended.

     2.21 "Restricted Stock" means Common Stock awarded to a Participant pursuant to this Plan and subject to the restrictions contained in Section 9.

     2.22 "SAR" means a stock appreciation right. A SAR may be a Naked SAR or a Tandem SAR.

     2.23 "Securities Act" means the Securities Act of 1933, as it exists now or from time to time may hereinafter be amended.

     2.24 "Subsidiary" means any corporation or other entity of which the majority voting power or equity interest is owned directly or indirectly by the Company.

     2.25 "Tandem SAR" means a SAR associated with and issued in connection with an ISO or NSO.

     2.26  Rules of Construction.

           (a) Governing Law. The construction and operation of this Plan are governed by the laws of the State of Delaware.

           (b) Undefined Terms. Unless the context requires another meaning, any term not specifically defined in this Plan has the meaning given to it by the Code.

           (c) Headings. All headings in this Plan are for reference only and are not to be utilized in construing the Plan.

           (d) Gender. Unless clearly appropriate, all nouns of whatever gender refer indifferently to persons of any gender.

           (e) Singular and Plural. Unless clearly inappropriate, singular terms refer also to the plural and vice versa.

           (f) Severability. If any provision of this Plan is determined to be illegal or invalid for any reason, the remaining provisions shall continue in full force and effect and shall be construed and enforced as if the illegal or invalid provision did not exist, unless the continuance of the Plan in such circumstances is not consistent with its purposes.

           (g) Termination of Employment. For all purposes of this Plan, an employee will have terminated employment with the Company when the employee's employment relationship with the Company and all of its subsidiaries is terminated. Additionally, with respect to consultants and independent contractors, for all purposes of the Plan such consultant's or independent contractor's "employment with the Company" shall be considered terminated upon the termination of any consulting or independent contractor agreement, or when the consultant or independent contractor no longer performs any services for the Company.

3.   Stock Subject to the Plan.
     -------------------------

     Except as otherwise provided in Section 13, the aggregate number of shares of Common Stock that may be issued under Options or as Restricted Stock under this Plan may not exceed 4,631,790 shares of Common Stock. Reserved shares may be either authorized but unissued shares or treasury shares, in the Board's discretion. If any awards hereunder shall terminate or expire, as to any number of shares, new Options, and Restricted Stock may thereafter be awarded with respect to such shares. Except as otherwise provided in Section 13, no Participant may be granted awards under the Plan in any calendar year in respect of more than 300,000 shares of Common Stock.

4.   Administration.
     --------------

     The Plan shall be administered by the Committee, subject to any rights of approval by preferred stockholders of the Company and approval by the Board if required to meet any legal or regulatory requirements. In addition to any other powers set forth in this Plan, the Committee has the authority, subject to the preceding sentence:

          (a) to construe and interpret the Plan, and to remedy any ambiguities or inconsistencies therein;

          (b) to establish, amend and rescind appropriate rules and regulations relating to the Plan;

          (c) subject to the express provisions of the Plan, to determine the individuals who will receive awards of Options, Restricted Stock, Phantom Stock and/or SARs, the times when they will receive them, the number of shares to be subject to each award and the Option Price, payment terms, payment method, and expiration date applicable to each award;

          (d) to contest on behalf of the Company or Participants, at the expense of the Company, any ruling or decision on any matter relating to the Plan or to any awards of ISOs, NSOs, Restricted Stock, Phantom Stock and/or SARs;

          (e) generally, to administer the Plan, and to take all such steps and make all such determinations in connection with the Plan and the awards of ISOs, NSOs, Restricted Stock, Phantom Stock and/or SARs granted thereunder as it may deem necessary or advisable;

          (f) to determine the form in which payment of a SAR or a Phantom
     Stock award granted hereunder will be made (i.e., cash, Common Stock or a combination thereof) or to approve a participant's election to receive cash in whole or in part in settlement of the SAR or Phantom Stock award;

          (g) to determine the form in which tax withholding under Section 16 of this Plan will be made; and

          (h) to amend the Plan or any Option, Restricted Stock, Phantom Stock or SAR granted or awarded hereunder as may be necessary in order for any business combination involving the Company to qualify for pooling-of-interest treatment under APB No. 16.

5.   Eligible Participants.
     ---------------------

     Subject to the provisions of the Plan, the Committee shall determine from time to time (a) those employees, officers, Directors, consultants and independent contractors of the Company or a Subsidiary, and non-employees and non-officers to whom the Company or any Subsidiary has extended an offer of employment, who shall be designated as Participants, and (b) the number of Options, SARs, Restricted Stock, and Phantom Stock, or any combination thereof, to be awarded to each such Participant; provided, however, that no ISOs or Tandem SARs granted with respect to ISOs shall be awarded under the Plan more than ten years after the date this Plan is adopted by the Board. In addition, no ISOs may be awarded to a Participant who is not an employee of the Company or a Subsidiary.

6.   Terms and Conditions of Incentive Stock Options.
     -----------------------------------------------

     The Committee, in its discretion, may grant ISOs to any Participant under the Plan; provided, however, that no ISOs may be granted to a Director or other Participant who is not an employee of the Company or a Subsidiary. Each ISO shall be evidenced by an agreement between the Company and the Participant in a form approved by the Committee. Unless the Committee, in its discretion, determines otherwise, each ISO agreement shall be subject to the following terms and conditions and to such other terms and conditions as the Committee may deem appropriate;

          (a) Option Period.  Each ISO will expire as of the earliest of:

              (i)   the date on which it is forfeited under the provisions of
                    Section 12;

              (ii) 10 years (or five years as specified in Section 6(e)) from the Option Date;

              (iii) three months after the Participant's termination of
                    employment for any reason other than death or Disability; or

              (iv)  six months after the Participant's death or Disability.

          (b) Option Price. Subject to the provisions of Section 6(e), the Option Price per share shall be determined by the Committee at the time any ISO is granted, and shall not be less than the Fair Market Value of the Common Stock subject to the ISO on the Option Date.

          (c) Other Option Provisions. The form of ISO authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine; provided, however, that such other provisions may not be inconsistent with any requirements imposed on incentive stock options under
     Section 422 of the Code.

          (d) Limitations on Awards. The aggregate Fair Market Value, determined as of the Option Date, of Common Stock with respect to which ISOs are exercisable by a Participant for the first time during any calendar year under all ISO plans of the Company and any Subsidiary shall not exceed $100,000.

          (e) Awards to Certain Stockholders. Notwithstanding Sections 6(a) and 6(b) hereof, if an ISO is granted to a Participant who owns stock representing more than 10% of the voting power of all classes of stock of the Company or a Subsidiary (as determined under the Code), the exercise period specified in the ISO agreement for which the ISO thereunder is granted shall not exceed five years from the Option Date and the Option Price shall be at least 110% of the Fair Market Value (as of the Option
     Date) of the Common Stock subject to the ISO.

7.   Terms and Conditions of Non-Qualified Stock Options.
     ---------------------------------------------------

     The Committee, in its discretion, may grant NSOs to any Participant under the Plan. Each NSO shall be evidenced by an agreement between the Company and the Participant in a form approved by the Committee. Unless the Committee, in its discretion, determines otherwise, each NSO agreement shall be subject to the following terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

          (a) Option Period.  Each NSO will expire as of the earliest of:

              (i)   the date on which it is forfeited under the provisions of
                    Section 12;

              (ii) the date three months after the Participant's termination of employment for any reason other than death or Disability; or

              (iii) the date six months after the Participant's death or
                    Disability.

          (b) Option Price. At the time when the NSO is granted, the Committee will fix the Option Price. The Option Price may be greater than, less than, or equal to Fair Market Value on the Option Date.

          (c) Other Option Provisions. The form of NSO authorized by the Plan may contain such other provisions as the Committee may from time to time determine.

8.   Terms and Conditions of Stock Appreciation Rights.
     -------------------------------------------------

     The Committee may, in its discretion, grant a SAR to any Participant under the Plan. Each SAR shall be evidenced by an agreement between the Company and the Participant, in a form approved by the Committee, and may be a Naked SAR or a Tandem SAR. Unless the Committee, in its discretion, determines otherwise, each SAR awarded to Participants under the Plan shall be subject to the following terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

          (a) Tandem SARs. Tandem SARs shall terminate on the same date as the related ISO or NSO. A Tandem SAR shall be exercisable only if the Fair Market Value of a share of Common Stock on the date of surrender exceeds the Option Price for the related Option, and then shall be exercisable to the extent, and only to the extent, that the related Option is exercisable. A Tandem SAR shall entitle the Participant to whom it is granted the right to elect, so long as such Tandem SAR is exercisable and subject to such limitations as the Committee shall have imposed, to surrender any then exercisable portion of his related Option, in whole or in part, and receive from the Company in exchange, without any payment of cash (except for applicable employee withholding taxes), that number of shares of Common Stock having an aggregate Fair Market Value on the date of surrender equal to the product of (i) the excess of the Fair Market Value of a share of Common Stock on the date of surrender over the per share Option Price, and
     (ii) the number of shares of Common Stock subject to such Option or portion thereof which is surrendered. Any Option or portion thereof which is surrendered shall no longer be exercisable. The Committee, in its sole discretion, may allow the Company to settle all or part of the Company's obligation arising out of the exercise of a Tandem SAR by the payment of cash equal to the aggregate Fair Market Value of the shares of Common Stock which the Company would otherwise be obligated to deliver.

          (b) Naked SARs. Naked SARs shall terminate as provided in the Participant's SAR agreement. The Committee may at the time of granting any Naked SAR add such conditions and limitations to the Naked SAR as it shall deem advisable, including but not limited to, limitations on the period within which the Naked SAR shall be exercisable and the maximum amount of appreciation to be recognized with regard to such Naked SAR.

          (c) Other Conditions. If a Participant is subject to Section 16(a) and Section 16(b) of the Exchange Act, the Committee may at any time add such additional conditions and limitations to such SAR which the Committee, in its discretion, deems necessary or desirable in order to comply with
     Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations issued thereunder, or in order to obtain any exemption therefrom.

9.   Terms and Conditions of Restricted Stock Awards.
     ------------------------------------------------

     The Committee, in its discretion, may grant Restricted Stock to any Participant under the Plan. Each grant of Restricted Stock shall be evidenced by an agreement between the Company and the Participant in a form approved by the Committee. Unless the Committee, in its discretion, determines otherwise, all shares of Common Stock awarded to Participants under the Plan as Restricted Stock shall be subject to the following terms and conditions and to such other terms and conditions as the Committee may deem appropriate:

          (a) Restricted Period. Shares of Restricted Stock awarded to Participants may not be sold, transferred, pledged or otherwise encumbered before they vest as provided for in Section 12 hereof. Subject to the provisions of subparagraphs (b) and (c) below and any other restrictions imposed by law, certificates evidencing shares of Restricted Stock that vest will be transferred to the Participant or, in the event of his death, to the beneficiary or beneficiaries designated by writing filed by the Participant with the Committee for such purpose or, if none, to his estate.

          (b) Forfeitures. A Participant shall forfeit all unpaid accumulated dividends and all shares of Restricted Stock which have not vested prior to the date that his employment with the Company is terminated for any reason.

          (c) Certificates Deposited With Company. Each certificate issued in respect of shares of Restricted Stock awarded under the Plan shall be registered in the name of the Participant and deposited with the Company. Each such certificate shall bear the following (or a similar) legend:

     "The transferability of this certificate and the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) relating to Restricted Stock contained in the IFX Corporation Stock Option Plan and an agreement entered into between the registered owner and IFX Corporation. Copies of such Plan and agreement are on file at the principal office of IFX Corporation."

          (d) Stockholder Rights. Subject to the foregoing restrictions, each Participant shall have all the rights of a stockholder with respect to his shares of Restricted Stock including, but not limited to, the right to vote such shares.

          (e) Dividends. On each Common Stock dividend payment date, each Participant shall receive an amount equal to the dividend paid on that date on a share of Common Stock, multiplied by his number of shares of Restricted Stock.

10.  Terms and Conditions of Phantom Stock.
     -------------------------------------

     The Committee may, in its discretion, award Phantom Stock to any Participant under the Plan. Each award of Phantom Stock shall be evidenced by an agreement between the Company and the Participant. The Committee may at the time of awarding any Phantom Stock add such additional conditions and limitations to the Phantom Stock as it shall deem advisable, including, but not limited to, the right for Participants to receive dividends equivalent to those paid on Common Stock, limitations on the period or periods within which the Phantom Stock may be surrendered, and the maximum amount of appreciation to be recognized with regard to such Phantom Stock. An award of Phantom Stock shall entitle the Participant to whom it is awarded the right to elect, so long as such Phantom Stock is vested and subject to such limitations as the Committee shall have imposed, to surrender any then vested portion of the Phantom Stock, in whole or in part, and receive from the Company in exchange therefor the Fair Market Value on the date of surrender of the Common Stock to which the surrendered Phantom Stock relates in cash or in shares of Common Stock as the Committee may determine. If a Participant is subject to Section 16(a) and Section 16(b) of the Exchange Act, the Committee may at any time add such additional conditions and limitations to such Phantom Stock which, in its discretion, the Committee deems necessary or desirable in order to comply with Section 16(a) or Section 16(b) of the Exchange Act and the rules and regulations promulgated thereunder, or in order to obtain any exemption therefrom.

11.  Manner of Exercise of Options.
     -----------------------------

     To exercise an Option in whole or in part, a Participant, any permitted transferee of a Participant or, after his death, a Participant's executor or administrator must give written notice to the Committee, stating the number of shares to which he intends to exercise the Option. The Company will issue the shares with respect to which the Option is exercised upon payment in full of the Option Price. The Option Price may be paid (i) in cash, (ii) in shares of Common Stock having an aggregate Fair Market Value, as determined on the date of delivery, equal to the Option Price (provided that such shares have been held by the Participant for at least six months prior to the date of payment), or (iii) by delivery of irrevocable instructions to a broker to promptly deliver to the Company the amount of sale or loan proceeds necessary to pay for all Common Stock acquired through such exercise and any tax withholding obligations resulting from such exercise.

12.  Vesting.
     -------

     (a) A Participant may not exercise an Option, surrender a SAR or Phantom Stock or transfer, pledge or dispose of any Restricted Stock until it has become vested. The portion of an Option, SAR or Phantom Stock award or Restricted Stock that is vested depends upon the period that has elapsed since the Option Date. Unless the Committee establishes a different vesting schedule at the time an Option is granted or the Restricted Stock, SAR or Phantom Stock is awarded, all Options granted under this Plan, Restricted Stock, SARs and Phantom Stock awarded under this Plan shall vest according to the following schedule:

                   Period Elapsed             Cumulative Vested Percentage
              -----------------------         ----------------------------

          First Anniversary of Option Date                25%
          Second Anniversary of Option Date               50%
          Third Anniversary of Option Date                75%
          Fourth Anniversary of Option Date               100%

Except as provided below, if a Participant's employment with the Company or its Subsidiaries is terminated for any reason, such Participant automatically forfeits any Options, Restricted Stock, SARs and/or Phantom Stock that are not yet vested. A transfer of employment from the Company to a Subsidiary or affiliate, or vice versa, is not a termination of employment for purposes of this Plan. Unless the Committee in its sole discretion specifically waives the application of this sentence, then notwithstanding the vesting schedule contained herein or in the Participant's Stock Option Agreement, if the Participant's employment, or if a Director, his membership on the Board, is terminated for Cause, all Options, SARs, Restricted Stock and/or Phantom Stock granted or awarded to the Participant will be immediately cancelled and forfeited by the Participant upon delivery to him of notice of such termination.

     (b) Upon a Change in Control, all Options, SARs, Restricted Stock and/or Phantom Stock granted or awarded to the Participant on or after _______, 2001 shall become 100% vested and immediately exercisable as of the effective date of the Change in Control.

     (c) If it determines that special circumstances exist, the Committee may accelerate the time in which an award under the Plan vests, even if, under its existing terms, such award would not then be exercisable.

13.  Adjustments to Reflect Changes in Capital Structure.
     ---------------------------------------------------

     If there is any change in the corporate structure or shares of the Company, the Board of Directors may, in its discretion, make any adjustments necessary to prevent accretion, or to protect against dilution, in the number and kind of shares authorized by the Plan and, with respect to outstanding Options, Restricted Stock, Phantom Stock and/or SARs, in the number and kind of shares covered thereby and in the applicable Option Price; provided, however, no adjustment will be made for the issuance of preferred stock or the conversion of convertible preferred stock. For the purpose of this Section 13, a change in the corporate structure or shares of the Company includes, without limitation, any change resulting from a recapitalization, stock split, stock dividend, consolidation, rights offering, spin-off, reorganization, or liquidation and any transaction in which shares of Common Stock are changed into or exchanged for a different number or kind of shares of stock or other securities of the Company or another corporation.

14.  Non-Transferability of Options, SARs and Phantom Stock.
     ------------------------------------------------------

     The Options and SARs granted or Phantom Stock awarded under the Plan are not transferable, voluntarily or involuntarily, other than by will or the laws of descent and distribution, or to the extent permissible under Section 422 of the Code, pursuant to a qualified domestic relations order as defined in Section 414(p) of the Code; provided, however, that the Committee, in its discretion, may permit Options to be transferable by a Participant to members of such Participant's immediate family or to family trusts, partnerships and other entities comprised solely of the Participant or members of the Participant's immediate family.

15.  Rights as Stockholder.
     ---------------------

     No Common Stock may be delivered upon the exercise of any Option until full payment of the Option Price has been made and all income tax withholding requirements thereon have been satisfied. A Participant has no rights whatsoever as a stockholder with respect to any shares covered by an Option until the date of the issuance of a stock certificate for the shares. A Participant who has been granted SARs or Phantom Stock shall have no rights whatsoever as a stockholder with respect to such SARs or Phantom Stock.

16.  Withholding Tax.
     ---------------

     The Company shall have the right to withhold or to require a Participant to remit to the Company, in cash or shares of Common Stock, with respect to any payments made to Participants under the Plan, any taxes required by law to be withheld because of such payments. Subject to the consent of the Committee with respect to (a) the exercise of a NSO, (b) the lapse of restrictions on Restricted Stock, (c) a "disqualifying disposition" of a ISO, as determined pursuant to the Code, or (d) the issuance of any other stock award under the Plan, a Participant may make an irrevocable election (an "Election") to (i) have shares of Common Stock otherwise issuable withheld, or (ii) tender back to the Company shares of Common Stock received pursuant to (a), (b), or (d), or (iii) deliver back to the Company pursuant to (a), (b), or (d) previously acquired shares of Common Stock having a Fair Market Value sufficient to satisfy all or part of the Participant's estimated tax obligations. Such Election must be made by a Participant prior to the date on which the relevant tax obligation arises. The Committee may disapprove of any

Election, may suspend or terminate the right to make Elections, or may provide with respect to any award under this Plan that the right to make Elections shall not apply to such award.

17.  No Right To Employment.
     ----------------------

     Participation in the Plan will not give any Participant a right to be retained as an employee of the Company or any subsidiary, or any right or claim to any benefit under the Plan, unless the right or claim has specifically accrued under the Plan.

18.  Amendment of the Plan.
     ---------------------

     The Committee may from time to time amend or revise the terms of this Plan in whole or in part and may without limitation, adopt any amendment deemed necessary, subject only to applicable laws, regulations and the rules and regulations of the Nasdaq Stock Exchange or any national stock exchange upon which the Common Stock may be listed; provided, however, that (a) except as provided in Section 4(h), no change in any award previously granted to a Participant may be made that would impair the rights of the Participant without the Participant's consent, or (b) no amendment may extend the period during which a Participant may exercise an ISO beyond the period set forth in Section 6(a)(ii) or 6(e).

19.  Stockholder Approval.
     --------------------

     Continuance of the Plan shall be subject to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Committee. If such stockholder approval is obtained at a duly held stockholder's meeting, it may be obtained by the affirmative vote of the holders of a majority of the shares of Common Stock present at the meeting or represented and entitled to vote thereon.

20.  Conditions Upon Issuance of Shares.
     ----------------------------------

     An Option shall not be exercisable, a share of Common Stock shall not be issued pursuant to the exercise of an Option, and Restricted Stock shall not be awarded until such time as the Plan has been approved by the Stockholders of the Company and unless the award of Restricted Stock, exercise of such Option and the issuance and delivery of such share pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares of Common stock may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Common Stock is being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

21.  Effective Date and Termination of Plan.
     --------------------------------------

     (a) Effective Date. This Plan is effective as of the later of the date of its adoption by the Committee, or the date it is approved by the stockholders of the Company, pursuant to Section 19.

     (b) Termination of the Plan. The Committee may terminate the Plan at any time with respect to any shares that are not then subject to Options or Restricted Stock. Termination of the Plan will not affect the rights and obligations of any Participant with respect to Options, SARs, Phantom Stock or Restricted Stock awarded before termination.

                                                                       Exhibit D

                                IFX CORPORATION
                            2001 STOCK OPTION PLAN

          This IFX Corporation 2001 Stock Option Plan (this "Plan"), is hereby
                                                             ----
adopted by the Board of Directors of IFX Corporation, a Delaware corporation (the "Company"), as of _________ __, 2001, subject to Section 9.8.
      -------

                                   ARTICLE I
                                PURPOSE OF PLAN

          The Plan is adopted by the Board for certain employees of the Company and its Subsidiaries as a part of the compensation and incentive arrangements for such employees. The Plan is intended to advance the best interests of the Company by allowing such employees to acquire an ownership interest in the Company, thereby motivating them to contribute to the success of the Company and to remain in the employ of the Company and its Subsidiaries. The availability of stock options under the Plan will also enhance the Company's ability to attract and retain individuals of exceptional talent to contribute to the sustained progress, growth and profitability of the Company.

                                  ARTICLE II
                                  DEFINITIONS

          For purposes of the Plan, except where the context clearly indicates otherwise, the following terms shall have the meanings set forth below:

          "Affiliate" means, with respect to any Person, any other Person who,
           ---------
either directly or through one or more intermediaries, Controls, is Controlled by or is under common Control with, such first Person.

          "Aggregate Exercise Price" has the meaning set forth in Section 7.2
           ------------------------
hereof.

          "Board" means the Board of Directors of the Company.
           -----

          "Cause" with respect to any Participant, means a termination of
           -----
employment of such Participant by the Company or any Subsidiary thereof due to
(a) commission of a felony; (b) material or repeated dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as an employee, officer or director; (d) violation of a material condition of employment; (e) unauthorized use of trade secrets or confidential information; or (f) aiding a competitor of the Company or any Subsidiary.

          "Change-in-Control" means the consummation of a transaction for
           -----------------
consideration consisting of cash or Unrestricted Marketable Securities, whether in a single transaction or in a series of related transactions, that are consummated contemporaneously (or consummated pursuant to contemporaneous agreements), with an independent third party or a group of independent third parties pursuant to which such party or parties (a) acquire more than 50% of the outstanding voting stock of the Company determined on a Fully Diluted Basis, or (b) acquire assets constituting all or substantially all of the assets of the Company and its Subsidiaries on a consolidated basis (which shall be deemed the equivalent of the acquisition of 100% of the voting stock of the Company on a Fully Diluted Basis for the purposes hereof); provided, however, that if the consideration for such transaction consists of restricted securities, a Change-in-Change shall be deemed to be consummated at such time as at least 75% of such restricted securities become Unrestricted Marketable Securities.

          "Code" means the Internal Revenue Code of 1986, as amended, and any
           ----
successor statute.

          "Committee" means the Compensation Committee or such other committee
           ---------
of the Board as the Board may designate to administer stock options granted by the Company or, if for any reason the Board has not designated such a committee, the Board. The Committee, if other than the Board, shall be composed of two or more directors as appointed from time to time by the Board. At any time when the Company is subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act, this Plan will be administered by the Board or a committee of two or more directors who are "non-employee directors," within the meaning of Rule 16b-3 of the Securities Exchange Act. At any time that Section 162(m) of the Code is applicable to the Company, each such director shall be an "outside director" within the meaning of Section 162 of the Code and the regulations thereunder.

          "Common Stock" means the Company's common stock, par value $0.02 per
           ------------
share.

          "Company" has the meaning set forth in the preface.
           -------

          "Control" (including, with correlative meaning, all conjugations
           -------
thereof) means with respect to any Person, the ability of another Person to control or direct the actions or policies of such first Person, whether by ownership of voting securities, by contract or otherwise.

          "EBITDA" means, with respect to any Plan Year, consolidated earnings
           ------
of the Company and its Subsidiaries before interest, taxes, depreciation and amortization (but excluding (i) the effect of earnout payments made in connection with the acquisition of a business or enterprise approved by the Board, (ii) any charges for non-cash employee compensation and (iii) any gains or losses from investment income, including gains or losses for non-consolidated Subsidiaries), all as calculated in accordance with generally accepted accounting principles consistently applied, and as reflected in the Company's consolidated financial statements for the four (4) fiscal quarters constituting such Plan Year.

          "EBITDA Target" means, with respect to each Plan Year, the EBITDA
           -------------
Target set forth opposite such Plan Year in the following chart:

                           Plan Year      EBITDA Target
                           ---------      -------------

                              2001        $3.37 million
                              2002        $26.08 million
                              2003        $38.64 million
                              2004        $53.34 million

          The foregoing EBITDA Targets shall be subject to adjustment in the event the Company shall at any time after the date hereof dispose of or acquire, directly or indirectly, all or any substantial portion of a line of business, corporation or other entity (whether by merger, purchase of stock or assets or otherwise) by the Committee in such manner as it shall in good faith determine to be necessary to take account of such disposition or acquisition, provided, that such modifications shall not affect the status of Options which have already vested and become exercisable.

          "Effective Date" has the meaning set forth in Section 9.8.
           --------------

          "Employee" means any full time employee of the Company or any of its
           --------
Subsidiaries,

          "Exercise Price" has the meaning set forth in Section 5.2(b) hereof.
           --------------

          "Fair Market Value" used in connection with the value of shares of
           -----------------
Common Stock means the average of the closing prices of the sales of Common Stock on all securities exchanges on which the Common Stock may at the time be listed, or, if there have been no sales on any such exchange on any day, the average of the highest bid and lowest asked prices on all such exchanges at the end of such day, or, if on any day the Common Stock is not so listed, the average of the representative bid and asked prices quoted in the NASDAQ System as of 4:00 P.M., New York time, or, if on any day the Common Stock is not quoted in the NASDAQ System, the average of the highest bid and lowest asked prices on such day in the domestic over-the-counter market as reported by the National Quotation Bureau Incorporated, or any similar successor organization, in each such case averaged over a period of 21 business days consisting of the day as of which the Fair Market Value is being determined and the 20 consecutive business days prior to such day. If at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the Fair Market Value shall be the fair value of the Common Stock determined in good faith by the Committee (taking into account, if applicable, in the discretion of the Committee, the minority status or illiquid nature of the Common Stock).

          "Fully Diluted Basis" when used with respect to outstanding shares of
           -------------------
Common Stock, means all shares of Common Stock which are outstanding and which would be outstanding assuming the exercise, conversion or exchange of (i) any in-the-money rights, options or warrants to acquire Common Stock or any other capital stock of the Company and (ii) any notes, debentures, shares of preferred stock or other securities, options, warrants, or rights, which are convertible or exercisable into, or exchangeable for, Common Stock or any other capital stock of the Company.

          "Matured Shares" means, with respect to any Participant, Common Stock
           --------------
owned by such Participant for longer than six months.

          "Measurement Date" means the date on which any taxable income
           ----------------
resulting from the exercise of an Option is determined under applicable federal income tax law.

          "Option Shares" means shares of Common Stock issuable upon the
           -------------
exercise of Options.


          "Options" means options to acquire shares of Common Stock granted in
           -------
accordance with Article V hereof.

          "Participant" means any Employee who is selected to participate in the
           -----------
Plan in accordance with Article III hereof.

          "Person" means an individual, a partnership, a corporation, a limited
           ------
liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Plan" has the meaning given to such term in the preface.
           ----

          "Plan Year" means any of the consecutive years ending December 31,
           ---------
2001, 2002, 2003 and 2004.

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Securities Exchange Act" means the Securities Exchange Act of 1934,
           -----------------------
as amended.

          "Stock Option Agreement" has the meaning set forth in Section 5.3
           ----------------------
hereof.

          "Subsidiary" means, with respect to any specified Person, any other
           ----------
Person (a) whose board of directors or similar governing body, or a majority thereof, may presently be directly or indirectly elected or appointed by such specified Person, (b) whose management decisions and corporate actions are directly or indirectly subject to the present control of such specified Person, or (c) whose voting securities are more than 50% owned, directly or indirectly, by such specified Person.

          "Target Price" means (i) with respect to a Change-in-Control
           ------------
transaction consummated on or prior to December 31, 2004, $13.25 per share of Common Stock, (ii) with respect to a Change-in-Control transaction consummated after December 31, 2004 but on or prior to December 31, 2005, $17.23 per share of Common Stock, and (iii) with respect to a Change-in-Control transaction consummated after December 31, 2005 but on or prior to June 30, 2006, $22.39 per share of Common Stock, in each case, as adjusted for stock dividends, stock splits, recombinations and the like.

          "Target Vested Options" has the meaning given to such term in Section
           ---------------------
6.2(b).

          "Termination Date" shall mean, with respect to a Participant, the date
           ----------------
upon which such Participant's employment with the Company and the Subsidiaries is terminated.

          "Transfer" means, with respect to any Options or Option Shares, the
           --------
gift, sale, assignment, transfer, pledge, hypothecation or other disposition (whether for or without consideration and whether voluntary, involuntary or by operation of law) of such Option or Option Shares or any interest therein.

          "UBS" means UBS Capital Americas III, L.P., a Delaware limited
           ---
partnership and UBS Capital LLC, a Delaware limited liability company.

          "Unearned Options" means, as of the date of determination, Options
           ----------------
that (i) with respect to any completed Plan Year have failed to vest pursuant to
Section 6.2(a) because EBITDA for such Plan Year did not equal or exceed the applicable EBITDA Target for such Plan Year or (ii) are not yet eligible for vesting pursuant to Section 6.2(a).

          "Unrestricted Marketable Securities" means securities which are listed
           ----------------------------------
on a national securities exchange or quoted on the NASDAQ National Market System and which are freely tradeable by the holder thereof without restriction pursuant to an effective registration statement under the Securities Act or Rule 144(k) thereunder.

                                  ARTICLE III
                                ADMINISTRATION

          The Committee shall be responsible for the routine administration of the Plan, subject to any rights of approval by preferred stockholders of the Company and approval by the Board to meet any legal or regulatory requirements. The Chief Executive Officer of the Company shall recommend Participants and award levels to the Committee. Subject to the requirements and the limitations of the Plan, the Committee shall have the responsibility and authority to: (a) approve the award of Options under this Plan; (b) interpret the Plan and adopt, amend and rescind administrative guidelines and other rules and regulations relating to the Plan; (c) correct any defect or omission or reconcile any inconsistency in the Plan or in any Option granted hereunder; and (d) make all other determinations and take all other actions necessary or advisable for the implementation and administration of the Plan, including actions necessary or advisable in connection with the grant of Options. The Committee's determinations on matters within its authority shall be conclusive and binding upon the Participants, the Company and all other Persons. All expenses associated with the administration of the Plan shall be borne by the Company. Notwithstanding the foregoing, recipients of Options, the number of Options and the type of Options (whether incentive stock options or non-qualified options) granted to each such recipient shall be subject to the approval of UBS.

                                  ARTICLE IV
                     LIMITATION ON AVAILABLE OPTION SHARES

          4.1  Option Shares. The aggregate number of shares of Common Stock
               -------------
with respect to which Options may be granted under the Plan shall not exceed [1,290,113] shares.

          4.2  Status of Option Shares. The shares of Common Stock for which
               -----------------------
Options may be granted under the Plan may be either authorized and unissued shares, treasury shares or a combination thereof, as the Committee shall determine and shall be reserved by the Committee for issuance as provided in the Plan. To the extent any Options are not awarded under the Plan, the Option Shares reserved for issuance in respect thereof shall upon termination of the Plan become available for issuance for any purpose that the Board, in its discretion, determines. To the extent any outstanding Options expire or are terminated prior to exercise, the Option Shares in respect of which such Options were issued shall be available for reissuance pursuant to this Plan.

                                   ARTICLE V
                               GRANT OF OPTIONS

          5.1  Options. The Committee may grant options to Participants in
               -------
accordance with this Article V from time to time, subject to the last sentence of Article III.

          5.2  Form of Options; Exercise Price; Exercisability.
               -----------------------------------------------

          (a) Options granted under this Plan may be options that are intended to be "incentive stock options" within the meaning of Section 422(b) of the Code or any successor provisions ("ISOs"), and "non-qualified" options that are not so intended. The grant and terms of any Option intended to be an ISO shall be subject to the provisions of the Code and any regulation thereunder governing ISOs.

          (b) The exercise price of each ISO granted pursuant to this Plan shall be the greater of Fair Market Value on the date of grant and $3.50 per share, and of each non-qualified option granted pursuant to this Plan shall be $3.50 per Option Share (the "Exercise Price").
                             --------------

          (c) Options shall be exercisable upon vesting (as determined pursuant to Article VI).

          5.3  Stock Option Agreement . Each Option granted hereunder shall be
               ----------------------
embodied in a written agreement substantially in the form attached hereto as Exhibit A (a "Stock Option Agreement") which shall be signed by the Participant
---------     ----------------------
to whom the Option is granted and shall be subject to the terms and conditions set forth herein. For purposes of the Plan, no Option shall be deemed to be outstanding until it has been granted to a Participant by the Committee and a Stock Option Agreement has been executed and delivered by the Company and the Participant and an Option shall cease to be outstanding when it terminates or is exercised pursuant to the Plan.

                                  ARTICLE VI
                              VESTING OF OPTIONS

          6.1  Exercisability; Continuous Employment. Options issued pursuant to
               -------------------------------------
this Plan may be exercised only to the extent that they have vested. All Options awarded under the Plan will vest as set forth in Section 6.2 below, provided, in each case, that the Participant remains continuously employed with the Company or its Subsidiaries from the date of award through the date of determination.

          6.2  Vesting of Options.  All Options held by a Participant will vest
               ------------------
on June 30, 2006, subject to accelerated vesting as follows:

          (a) Not later than 90 days after the end of each Plan Year, the Committee shall determine the EBITDA for such Plan Year. No Options will vest for any Plan Year in which EBITDA is less than the applicable EBITDA Target for such Plan Year. If EBITDA for a given Plan Year equals or exceeds the EBITDA for such Plan Year, Options representing 25% of such Participant's Options will vest as of the last day of such Plan Year.

          (b) Upon a Change-in-Control where the consideration received is valued (as of the date of consummation of such Change-in-Control) at a price per share of Common Stock greater than or equal to the Target Price, a number of Unearned Options held by a Participant shall vest and become immediately exercisable, which number shall equal the product (such product, the "Target
                                                                      ------
Vested Options") of (i) total number of Unearned Options held by such
--------------
Participant multiplied by (ii) the quotient of (x) the number of shares of
            ---------- --
Common Stock on a Fully Diluted Basis sold in such transaction divided by (y)
                                                               ------- --
the number of shares of Common Stock on a Fully Diluted Basis outstanding immediately prior to the consummation of such transaction.

          (c) Upon a Change-in-Control where the consideration received is valued (as of the date of consummation of such Change-in-Control) at a price per share of Common Stock less than the Target Price, a number of Unearned Options held by a Participant shall vest and become immediately exercisable, which number shall equal (i) the Target Vested Options multiplied by (ii) the quotient
                                                 ---------- --
of (x) the actual price per share of Common Stock achieved in such transaction divided by (y) the Target Price.
------- --

          (d) Notwithstanding the foregoing, all Options which vest as a result of a Change-in-Control in accordance with paragraph (b) or (c) and any proceeds to which any Participant is entitled in connection with such Change-in-Control in respect of such Options shall be subject to forfeiture if such Participant does not remain employed by the Company (or its successor) or any Subsidiary thereof until the earlier to occur of (i) one (1) year after consummation of the Change-in-Control transaction or (ii) the length of time requested by the purchaser. All proceeds to which any Participant is entitled in connection with such Change-in-Control in respect of such Options shall be placed in escrow pending satisfaction of the conditions set forth in this Section 6.2(d). The engagement of the escrow agent and the escrow agreement shall be on customary terms and conditions, as determined in good faith by the Board, and the expenses thereof shall be paid by the Company.

          (e)  Any Options which do not vest in accordance with paragraph (b) or
(c) upon a Change-in-Control shall continue to be subject to the vesting provisions set forth in this Section 6.2.

          6.3  Termination of Employment.  All Options held by a Participant who
               -------------------------
ceases for any reason to be employed by the Company and its Subsidiaries will cease to vest as of the Termination Date.

                                  ARTICLE VII
                              EXERCISE OF OPTIONS

          7.1  Right to Exercise.  During the Participant's lifetime, only the
               -----------------
Participant or the Participant's transferee pursuant to a Transfer permitted under Section 9.6 hereof (a "Permitted Transferee") may exercise the Options.
In the event of the Participant's death, the Options may be exercised only (i) by the executor or administrator of the Participant's estate or the Person or Persons to whom the Participant's rights under the Options shall pass by will or the laws of descent and distribution (provided that each beneficiary shall execute and deliver an undertaking in writing to be bound by the terms of a Stock Option Agreement in form and substance acceptable to the Committee), (ii) by a Permitted Transferee and (iii) to the extent that the Participant was entitled to exercise such Options hereunder at the date of the Participant's death.

          7.2  Procedure for Exercise.  Any Participant or Permitted Transferee
               ----------------------
(or his/her legal representative) may exercise all or any portion of any Options held by such Participant or Permitted Transferee, to the extent they have vested pursuant to Article VI and are outstanding, at any time and from time to time prior to its expiration, by completing, signing and delivering to the Company
(i) a notice of exercise substantially in the form attached hereto as Exhibit B
                                                                      ---------
(the "Exercise Notice") and (ii) an amount in cash (including check, bank draft
      ---------------
or money order) equal to the product of (A) the Exercise Price multiplied by (B) the number of Option Shares to be acquired (the "Aggregate Exercise Price").
                                                 ------------------------
Notwithstanding the foregoing, if a Participant or Permitted Transferee owns Matured Shares with a Fair Market Value as of the date of receipt by the Company of the Exercise Notice (the "Calculation Date") exceeding the Aggregate Exercise Price in connection with such exercise, such Participant or Permitted Transferee may, in lieu of paying the Aggregate Exercise Price in cash, deliver an Exercise Notice accompanied by the certificate for the Matured Shares (duly executed) and indicate in such Exercise Notice that such Participant or Permitted Transferee intends to effect a cashless exercise thereof and be entitled to receive, in respect of the exercise of the Option and the cancellation of Matured Shares with an aggregate Fair Market Value as of the Calculation Date equal to the Aggregate Exercise Price, (x) the number of Option Shares that otherwise would be issued hereunder if the Aggregate Exercise Price were paid in cash and (y) the number of Matured Shares with an aggregate Fair Market Value equal to the excess of the aggregate Fair Market Value as of the Calculation Date of the Matured Shares before such cashless exercise minus the Aggregate Exercise Price. Notwithstanding anything in this Section 7.2 to the contrary, in the event that any Stock Option Agreement representing Options granted to a Participant is lost, stolen or destroyed, the Participant or Permitted Transferee may, in lieu of delivering such Stock Option Agreement at the time of exercise, deliver an affidavit as to its loss, theft or destruction and any indemnity that the

Company may reasonably request. A Participant's or Permitted Transferee's right to exercise the Option shall be subject to the satisfaction of all conditions set forth in the Exercise Notice. If a Participant or Permitted Transferee exercises any Options for less than all of the Option Shares covered by the relevant Stock Option Agreement, the Company shall issue a new Stock Option Agreement to such Participant or Permitted Transferee in respect of the portion of such Option remaining unexercised.

          7.3  Securities Laws Restrictions on Transfer of Option Shares. Each
               ---------------------------------------------------------
Participant exercising an Option will be required to represent to the Company in the Exercise Notice that when such Participant exercises his or her Option such Participant will be purchasing Option Shares for his or her own account for investment and not on behalf of others or otherwise with a view toward distributing them. Each Participant is advised that federal and state securities laws govern and restrict each Participant's right to Transfer, or offer to Transfer, any Option Shares unless such Participant's Transfer, or offer to Transfer, is registered under the Securities Act and state securities laws, or such Transfer, or offer to Transfer, is exempt from registration or qualification thereunder. Each Participant is further advised that the certificates for any Option Shares issued in connection with such exercise will bear such legends as the Company deems necessary or desirable in connection with the Securities Act or other rules, regulations or laws.

          7.4  Withholding Tax Requirements.
               ----------------------------

          (a)  Amount of Withholding. It shall be a condition of the exercise of
               ---------------------
any Option that the Participant exercising the Option make appropriate payment or other provision acceptable to the Company with respect to any withholding tax requirement arising from such exercise. The amount of withholding tax required, if any, with respect to any Option exercise (the "Withholding Amount") shall be
                                                  ------------------
determined by a financial or other appropriate officer of the Company, and the Participant shall furnish such information and make such representations as such officer requires to make such determination.

          (b)  Withholding Procedure. If the Company determines that withholding
               ---------------------
tax is required with respect to any Option exercise, the Company shall notify the Participant of the Withholding Amount, and the Participant shall pay to the Company an amount not less than the Withholding Amount. In lieu of making such payment, the Participant may elect to pay the Withholding Amount by delivering to the Company a number of Matured Shares having an aggregate Fair Market Value as of the Measurement Date not less than the Withholding Amount. Any fractional share interests resulting from the delivery of Shares to meet withholding tax requirements shall be settled in cash. All amounts paid to or withheld by the Company and the value of all Common Stock delivered to the Company pursuant to this Section 7.4 shall be deposited in accordance with applicable law by the Company as withholding tax for the Participant's account. If the Treasurer or other appropriate officer of the Company determines that no withholding tax is required with respect to the exercise of any Option, but subsequently it is determined that the exercise resulted in taxable income as to which withholding is required (as a result of a disposition of shares or otherwise), the Participant shall promptly, upon being notified of the withholding requirement, pay to the Company, by means acceptable to the Company, the amount required to be withheld.

          7.5  Listing, Registration and Compliance with Laws and Regulations.
               --------------------------------------------------------------
Options shall be subject to the requirement that if at any time the Committee shall make a good faith determination that the listing, registration or qualification of Option Shares upon any securities exchange or under any state or federal securities or other law or regulation, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to or in connection with the granting of the Options or the issuance or purchase of Option Shares thereunder, no Options may be granted or exercised, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee. The Company shall in good faith, and to the extent consistent with its reasonable business judgment, exercise all reasonable efforts to obtain any such listing, registration, qualification or approval. The holders of such Options will supply the Company with such certificates, representations and information as the Company shall request and shall otherwise cooperate with the Company in obtaining such listing, registration, qualification, consent or approval.

                                  ARTICLE VII
                             EXPIRATION OF OPTIONS

          8.1  Expiration Date. In no event shall any part of any Option be
               ---------------
exercisable after 5:00 p.m. Eastern Standard Time on the tenth (10th) anniversary of the grant date (the "Expiration Date").
                                    ---------------

          8.2  Accelerated Expiration: Termination of Employment. Any part of
               --------------------------------------------------
any Option that was not vested on a Participant's Termination Date shall expire and be forfeited on such date, and any part of any Option that was vested on the Termination Date shall also expire and be forfeited to the extent not theretofore exercised within ninety (90) days following the Termination Date, but in no event after the Expiration Date; provided, that if a Participant's employment with the Company or any Subsidiary is terminated by the Company or such Subsidiary for Cause, then any part of any Option held by such Participant that was vested on the Termination Date shall expire and be terminated on such date.

                                  ARTICLE IX
                                 MISCELLANEOUS

          9.1  Rights of Participants. Nothing in this Plan shall interfere with
               ----------------------
or limit in any way any right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continued employment by the Company or any of its Subsidiaries for any period of time or to continue such Participant's present (or any other) rate of compensation. Transfer of an Employee from the Company to a Subsidiary, from a Subsidiary to the Company and from one Subsidiary to another shall not be considered a termination of such Employee's employment for purposes of this Plan. No employee shall have a right to be selected as a Participant or, having been so selected, to be selected again as a Participant.

          9.2  Supplementation, Amendment, Suspension and Termination of Plan.
               --------------------------------------------------------------
The Committee reserves the right to suspend, terminate, amend, modify or supplement the Plan in any manner, provided that the Committee may not suspend, terminate or materially amend, modify or supplement the Plan or any portion thereof at any time (i) without the consent of Participants who hold a majority of the Option Shares issued or issuable pursuant to Options which would be adversely affected by such suspension, termination, amendment, modification or supplement, (ii) without the consent of UBS and (iii) without such greater or other stockholder approval to the extent such approval is required by law, agreement or the rules of any exchange upon which capital stock of the Company is listed.

          9.3  Adjustments. In the event of a reorganization, recapitalization,
               -----------
stock dividend, stock split, share combination or other change in the shares of Common Stock, the Committee shall make such adjustments in the number and type of shares authorized by the Plan, the number and type of shares covered by outstanding Options and the Exercise Prices specified therein and other amendments to the Plan as the Committee, in good faith, determines to be appropriate and equitable in order to prevent the dilution or enlargement of the rights granted hereunder or under any outstanding Options.

          9.4  Construction of Plan. The validity, construction, interpretation,
               --------------------
administration and effect of the Plan shall be determined in accordance with the local law, and not the law of conflicts, of the State of Delaware.

          9.5  Indemnification. The Company will, and will cause each of its
               ---------------
Subsidiaries to, indemnify the members of the Committee against all costs and expenses reasonably incurred by them in connection with any action, suit or proceeding to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder or any Option Shares issued pursuant to the exercise of an Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding; provided, however, that any such Person shall be entitled to the indemnification rights set forth in this Section 9.5 only if such Person has acted in good faith and in a manner that such Person reasonably believed to be in or not opposed to the best interests of the Company and, with respect to any criminal action or proceeding, had no reasonable cause to believe that such conduct was unlawful, and , provided, further that upon the institution of any such action, suit or proceeding such Person shall give the Company written notice thereof and an opportunity, at its own expense, to handle and defend the same before such Person undertakes to handle and defend it on his or her own behalf.

          9.6  Options Not Transferrable. Options are personal to each
               -------------------------
Participant and are not Transferable by a Participant other than: (i) by will or the laws of descent and distribution; (ii) pursuant to a domestic relations order of a court of competent jurisdiction; or (iii) by transfer for estate planning purposes; provided that no Transfer shall be permitted if the issuance of Option Shares upon exercise of Options by the Transferee would not be eligible for registration on Form S-8 under the Securities Act.

          9.7  Stockholder Approval. Effectiveness of the Plan shall be subject
               --------------------
to approval by the stockholders of the Company within 12 months before or after the date the Plan is adopted by the Board, such approval to be in accordance with applicable laws, the Company's certificate of incorporation and by-laws and stock exchange listing requirements.

          9.8  Effective Date of Plan. This Plan shall be effective (the
               ----------------------
"Effective Date") on the later of the date it is approved by the stockholders of
---------------
the Company pursuant to Section 9.7 and the Closing (as defined in the Stock Purchase Agreement dated March __, 2001 by and between the Company and UBS).

                           [END OF TEXT OF DOCUMENT]

                                                                       Exhibit A
                                                                       ---------

                        FORM OF STOCK OPTION AGREEMENT
                        ------------------------------

          THIS STOCK OPTION AGREEMENT (this "Agreement") is made as of
                                             ---------
[_________________], by and between IFX Corporation, a Delaware corporation (the "Company"), and the individual named on the signature page hereto (the
 -------
"Executive").  Capitalized terms used but not otherwise defined herein shall
----------
have the meanings assigned to such terms in the IFX Corporation 2001 Stock Option Plan (the "Plan").
                  ----

          WHEREAS, the Executive is currently a management employee of the Company and/or one or more of its Subsidiaries, and the Company desires to grant the Executive certain stock purchase options in accordance with the terms hereof pursuant to the Plan, for the purposes set forth in the Plan.

          WHEREAS, the Company and the Executive desire to enter into an agreement which shall provide for the repurchase of the Option Shares in certain situations.

          NOW, THEREFORE, in order to implement the foregoing and in consideration of the mutual representations, warranties, covenants and agreements contained herein, the parties hereto agree as follows:

     1.   Certain Defined Terms. As used in this Agreement, the following terms
          ---------------------
shall have the meanings set forth or as referenced below:

          "Agreement" shall have the meaning set forth in the preface.
           ---------

          "Cause" used in connection with the termination of employment of the
           -----
Executive shall mean a termination of employment of the Executive by the Company or any Subsidiary thereof due to (a) commission of a felony; (b) material or repeated dishonesty or misrepresentation involving the Company or any Subsidiary; (c) serious misconduct in the performance or non-performance of Participant's responsibilities as an employee, officer or director; (d) violation of a material condition of employment; (e) unauthorized use of trade secrets or confidential information; or (f) aiding a competitor of the Company or any Subsidiary.

          "Common Stock" shall mean the Company's common stock, par value $0.02
           ------------
per share.

          "Company" shall have the meaning set forth in the preface.
           -------

          "Cost" shall mean, with respect to Option Shares, the price per share
           ----
paid by the Executive (as proportionately adjusted for all subsequent stock splits, stock dividends and other recapitalizations) for such Option Shares.

          "Disability" used in connection with the termination of employment of
           ----------
the Executive shall mean the inability of the Executive to perform the essential functions of Executive's job, with or without reasonable accommodation, by reason of a physical or mental infirmity, for a continuous period of six months as determined in good faith by the Board, provided, that such six-month period shall be deemed continuous unless Executive returns to work for at least 30 consecutive business days during such period and performs during such period at the level and competence that existed prior to the beginning of the six-month period. The date of such Disability shall be on the first day of such six-month period. In connection with the Board's determination as to whether the Executive is under a Disability, the Executive shall, as reasonably requested by the Board, (i) make himself available for medical examinations by one or more physicians chosen by the Board and (ii) grant to the Board and any such physicians access to all relevant medical information concerning him, arrange to furnish copies of his medical records to the Board and use his best efforts to cause his own physicians to be available to discuss his health with the Board.

          "Executive" shall have the meaning set forth in the preface.
           ---------

          "Executive Group" shall mean, collectively, Executive and Executive's
           ---------------
Permitted Transferees.

          "Exercise Price" shall have the meaning set forth in Section 2.1.
           --------------

          "Grant Date" shall have the meaning given to such term in Section 2.1
           ----------
hereof.

          "Matured Shares" means Common Stock owned by Executive for longer than
           --------------
six months.

          "Option Shares" shall mean shares of Common Stock issuable upon the
           -------------
exercise of Options.

          "Permitted Transferee" shall mean any Person to whom any Option is
           --------------------
transferred in a transfer permitted under Section 2.4 hereof.

          "Qualified Public Offering" means an underwritten public offering of
           -------------------------
shares of Common Stock for which the Company has obtained a firm commitment from one or more underwriter(s) for at least $60 million of Common Stock and in which the Company receives gross proceeds from the sale of Common Stock to the public of at least $45 million (before deduction of underwriter's discounts and commissions), and which values the equity of the Company at not less than $200 million pre-offering.

          "Subsidiary" means, with respect to any specified Person, any other
           ----------
Person (a) whose board of directors or similar governing body, or a majority thereof, may presently be directly or indirectly elected or appointed by such specified Person, (b) whose management decisions and corporate actions are directly or indirectly subject to the present control of such specified Person, or (c) whose voting securities are more than 50% owned, directly or indirectly, by such specified Person.

          "UBS" shall mean UBS Capital Americas III, L.P., UBS Capital LLC and
           ---
their successors and assigns.

     2.   Options.
          -------

          2.1  Grant of Options. The Company hereby grants to Executive, as of
               ----------------
the date hereof (the "Grant Date"), the option to purchase up to [__] Option
                      ----------
Shares, all at the exercise price specified in the Plan (the "Exercise Price"),
                                                              --------------
subject to the terms and conditions set forth herein. All rights of the Executive as the holder of the Options issued hereunder shall be solely determined by the provisions of the Plan and this Agreement. All Options granted pursuant to this Agreement will expire as provided in Article VIII of the Plan.

          2.2  Form of the Options. Options granted under this Plan shall be
               -------------------
[non-qualified stock options] [incentive stock options within the meaning of
Section 422(b) of the Code or any successor provisions].

          2.3  Exercise of Options. All Options granted pursuant to this
               -------------------
Agreement may be exercised as provided in Article VII of the Plan solely to the extent vested in accordance with Article VI of the Plan.

          2.4  Non-Transferability of Options. The Executive's Options are
               ------------------------------
personal to the Executive and are not transferable by the Executive other than by will or the laws of descent and distribution or pursuant to a domestic relations order of a court of competent jurisdiction.

          2.5  Adjustments upon Changes in Capitalization. The number of Option
               ------------------------------------------
Shares which may be issued pursuant to the exercise of Options shall be equitably adjusted for any stock dividend, stock split, recapitalization, merger, consolidation or other recapitalization as provided in Section 9.3 of the Plan.

     3.   Certain Sales Upon Termination of Employment.
          --------------------------------------------

          3.1  Call Options. If the Company ceases to have any class of
               ------------
securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended, then:

               (a) If the Executive's employment with the Company or any of its subsidiaries terminates for any of the reasons set forth in clause (i), (ii) or
(iii) below prior to a Qualified Public Offering, the Company shall have the right and option to purchase, for a period of 90 days following the date of such termination of employment of the Executive, and each member of the Executive Group shall be required to sell to the Company, any or all of the Option Shares then held by such member of the Executive Group, at a price per share equal to the applicable purchase price determined pursuant to Section 3.2(c):

                    (i) if the Executive's employment with the Company or its Subsidiaries is terminated due to the Disability or death of the Executive;

                    (ii) if the Executive's employment with the Company or its Subsidiaries is terminated (A) by the Company or its Subsidiaries without Cause; or (B) by the Executive for any reason; or

                    (ii) if the Executive's employment with the Company or its Subsidiaries is terminated by the Company or any of its Subsidiaries for Cause.

               (b) If the Company desires to exercise its option to purchase any Option Shares pursuant to this Section 3.1, the Company shall, not later than ninety (90) days after the date of termination of Executive's employment, send written notice to the Executive of its intention to purchase shares, specifying the number of shares to be purchased (the "Call Notice"). Subject to
                                                      -----------
the next sentence, the closing of the purchase and sale shall take place at the principal office of the Company on a date specified by the Company no later than the sixtieth (60th) day after the giving of the Call Notice. Notwithstanding the foregoing, the closing with respect to any shares which are not Matured Shares shall be delayed at the option of the Company until a date no later than the 10th day after the 180th day following acquisition by the Executive of such shares.

               (c)  In the event of a purchase by the Company pursuant to (1)
Section 3.2(a)(i) or (a)(ii), the purchase price for the Option Shares shall be a price per Option Share equal to the Fair Market Value thereof (measured as of the date of the Call Notice, or, with respect to shares which are not Matured Shares, the closing of the purchase and sale), and (2) Section 3.2(a)(iii), the purchase price for the Option Shares shall be a price per share equal to Cost.

               3.2  Obligation to Sell. In the event there is more than one
                    ------------------
member of the Executive Group, the failure of any one member thereof to perform its obligations hereunder shall not excuse or affect the obligations of any other member thereof, and the closing of the purchases from such other members by the Company shall not excuse, or constitute a waiver of its rights against, the defaulting member.

     4.   Miscellaneous.
          -------------

          4.1  Executive's Employment by the Company. Nothing in this Agreement
               -------------------------------------
shall interfere with or limit in any way any right of the Company or any of its Subsidiaries to terminate Executive's employment at any time, nor confer upon Executive any right to continued employment by the Company or any of its Subsidiaries for any period of time or to continue such Executive's present (or any other) rate of compensation. Transfer of Executive from the Company to a Subsidiary, from a Subsidiary to the Company and from one Subsidiary to another shall not be considered a termination of such Executive's employment for purposes of this Agreement.

          4.2  Binding Effect. The provisions of this Agreement shall be
               --------------
binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns; provided, however, that no transferee shall derive any rights under this Agreement unless and until such transferee has executed and delivered to the Company a valid undertaking and becomes bound by the terms of this Agreement.

          4.3  Amendment; Waiver.  This Agreement may be amended only by a
               -----------------
written instrument signed by the parties hereto or in accordance with Section
9.2 of the Plan. No waiver by any party hereto of any of the provisions hereof shall be effective unless set forth in a writing executed by the party so waiving.

          4.4  Governing Law. This Agreement shall be governed by and construed
               -------------
and enforced in accordance with the laws of the State of Delaware without regard to the conflicts of law principles thereof.

          4.5  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed to have been duly given when personally delivered, telecopied (with confirmation of receipt), one day after deposit with a reputable overnight delivery service (charges prepaid) and three days after deposit in the U.S. Mail (postage prepaid and return receipt requested) to the address set forth below or such other address as the recipient party has previously delivered notice to the sending party.

               (a)  If to the Company:

                    IFX Corporation
                    ______________________
                    ______________________
                    FAX:  ________________
                    Attention:  Chief Executive Officer

               (b) If to the Executive, to the address as shown on the stock register of the Company.

          4.6  Integration.  This Agreement, the Plan and the documents referred
               -----------
to herein or delivered pursuant hereto which form a part hereof contain the entire understanding of the parties with respect to the subject matter hereof and thereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings with respect to the subject matter hereof other than those expressly set forth herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          4.7  Counterparts.  This Agreement may be executed in separate
               ------------
counterparts, and by different parties on separate counterparts each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

          4.8  Injunctive Relief.  The Executive and Executive's Permitted
               -----------------
Transferees each acknowledges and agrees that a violation of any of the terms of this Agreement will cause the Company irreparable injury for which adequate remedy at law is not available. Accordingly, it is agreed that the Company shall be entitled to an injunction, restraining order or other equitable relief to prevent breaches of the provisions of this Agreement and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction in the United States or any state thereof, in addition to any other remedy to which it may be entitled at law or equity.

          4.9  Rights Cumulative; Waiver.  The rights and remedies of the
               -------------------------
Executive and the Company under this Agreement shall be cumulative and not exclusive of any rights or remedies which either would otherwise have hereunder or at law or in equity or by statute, and no failure or delay by either party in exercising any right or remedy shall impair any such right or remedy shall impair any such right or remedy or operate as a waiver of such right or remedy, nor shall any single or partial exercise of any power or right preclude such party's other or further exercise or the exercise of any other power or right. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party's rights or privileges hereunder or shall be deemed a waiver of such party's rights to exercise the same at any subsequent time or times hereunder.

          4.10 Conflict with the Plan.  In the event of any conflict or
               ----------------------
inconsistency between the provisions of this Agreement and the Plan, the provisions of the Plan shall control.

                           *     *     *     *     *

          IN WITNESS WHEREOF, the parties have executed this Stock Option Agreement as of the date first above written.

                         IFX CORPORATION


                         By:__________________________________________
                         Name:
                         Title:



                         _____________________________________________
                                           [Executive]

                               CONSENT OF SPOUSE
                               -----------------

          The undersigned spouse of Executive hereby acknowledges that I have read the foregoing Stock Option Agreement (the "Agreement") and that I
                                                ---------
understand its contents. I agree that my spouse's interest in such Option Shares is subject to the Agreement and any interest I may have in such Option Shares shall be irrevocably bound by the Agreement and further that my community property interest, if any, shall be similarly bound by the Agreement.

          I am aware that the legal, financial and other matters contained in the Agreement are complex and I am free to seek advice with respect thereto from independent counsel. I have either sought such advice or determined after carefully reviewing the Agreement that I will waive such right.


                              _____________________________________
                              Name:________________________________



                              _____________________________________
                                                   Witness

                                                                       Exhibit B
                                                                       ---------

                                EXERCISE NOTICE
                                ---------------

          This Exercise Notice (this "Notice") is given by the undersigned
                                      ------
participant ("Participant") to IFX Corporation, a Delaware corporation (the
              ------------
"Company"), in connection with the Participant's exercise of certain Options
--------
granted pursuant to the Company's 2001 Stock Option Plan (the "Plan") to
                                                               ----
purchase Option Shares (as defined in the Plan). Capitalized terms used but not defined herein shall have the respective meanings ascribed to them in the Plan.

          1.   Purchase and Sale of Option Shares.
               ----------------------------------

               a. Upon delivery to the Company of this Notice and the Stock Option Agreement to which it relates, the Company will sell and issue to Participant, the Option Shares that Participant elects to purchase hereunder. Participant will deliver to the Company herewith the aggregate Exercise Price for the Option Shares purchased hereunder (if payable in cash) by check, bank draft or money order made payable to "IFX Corporation."

               b. In connection with the purchase and sale of the Option Shares hereunder, Participant represents and warrants to the Company that:

          i. The Option Shares to be acquired by Participant pursuant to Participant's exercise of the Option will be acquired for Participant's own account and not with a view to, or intention of, distribution thereof in violation of the Securities Act, or any applicable state securities laws, and the Option Shares will not be disposed of in contravention of the Securities Act or any applicable state securities laws;

          ii. Participant is sophisticated in financial matters and is able to evaluate the risks and benefits of the investment in the Option Shares;

          iii. Participant is able to bear the economic risk of his or her investment in the Option Shares for an indefinite period of time and, acknowledges that the Options Shares cannot be sold unless subsequently registered under the Securities Act or an exemption from such registration is available;

          iv. Participant has had an opportunity to ask questions and receive answers concerning the terms and conditions of the Option Shares and has had full access to such other information concerning the Company as he or she has requested; and

          v. Participant is a resident and domiciliary of the state or other jurisdiction hereinafter set forth opposite such Participant's signature and Participant has no present intention of becoming a resident of any other state or jurisdiction. If Participant is a resident and domiciliary of a state that requires the Company to ascertain certain other information regarding the Participant, the

               Company may attach a page to this Notice containing additional representations to be made by Participant in connection with such Participant's investment in Option Shares, and by signing this Notice, Participant shall be deemed to have made such additional representations to the Company.

               c.  Participant further acknowledges and agrees that:

          i. neither the issuance of the Option Shares to Participant nor any provision contained herein shall entitle Participant to remain in the employment of the Company and its Subsidiaries or affect any right of the Company to terminate Participant's employment at any time for any reason;

          ii. the Company shall have no duty or obligation to disclose to Participant and Participant shall have no right to be advised of, any material information regarding the Company and its Subsidiaries in connection with the repurchase of Option Shares upon the termination of Participant's employment with the Company and its Subsidiaries or as otherwise provided hereunder; and

          iii. the Company shall be entitled to withhold from participant from any amounts due and payable by the Company to Participant (or secure payment from Participant in lieu of withholding) the amount of any withholding or other tax due from the Company with respect to such Option Shares and the Company may defer issuance until indemnified to its satisfaction.

               d. The Company and Participant acknowledge and agree that the Option Shares issued in connection herewith hereunder, are issued as a part of the compensation and incentive arrangements between the Company and Participant.

          2.   Restriction on Option Shares.  Participant acknowledges that the
               ----------------------------
Option Shares being purchased hereunder are being issued pursuant to the Plan, the terms and conditions of which are incorporated herein as if set forth fully herein.

                             *    *    *    *    *

     IN WITNESS WHEREOF, the Participant has executed this Notice as of the date written below.


No. of Option Shares:                          ___________________

Aggregate Exercise Price Therefor:             ___________________

Cashless Exercise:                             Yes ____     No____

______________________________         ___________________
Signature of Participant               Date


______________________________         ________________________________
Print Participant's Name               Participant's Social Security No.

Participant's Residence Address:       Mailing Address (if different):


______________________________         ________________________________
Street                                 Street


______________________________         ________________________________
City State          Zip Code           City State          Zip Code

Acknowledged Receipt of Notice as of ___________________________.

IFX CORPORATION

By: __________________________

Its:___________________________

                                      B-3